                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

================================================================================




                   CDMA PCS SUBSCRIBER UNIT SUPPLY AGREEMENT


                                    between


                   SPRINT SPECTRUM EQUIPMENT COMPANY, L.P.,


                                      and


                                NEOPOINT, INC.,



                           Dated as of June 4, 1999



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                     Page
                                                                                     ----
Section 1. Headings and Definitions...............................................      1

Section 2. Purpose and Term.......................................................      6
     2.1  Purpose.................................................................      6
     2.2  Term....................................................................      7

Section 3. Product Testing........................................................      7
     3.1  Testing.................................................................      7

Section 4. Product Purchases......................................................      8
     4.1  Right to Purchase, Resell and Use.......................................      8
     4.2  Availability of Subscriber Units and Accessories; Minimum Commitment....      8
     4.3  NeoPoint Grant of Warrant and Option....................................      9
     ***
     4.5  Payment Terms and Taxes.................................................      9
     4.6  Delivery................................................................     10
     4.7  Pricing.................................................................     11
     4.8  Product Warranty........................................................     11
     4.9  Consumer Warranty.......................................................     12
    4.10  Year 2000 Warranty......................................................     13
    4.11  Repair and Replacement Services.........................................     13
    4.12  Catastrophic Defects....................................................     14
    4.13  Right to Cease Supply of Obsolete Products..............................     16
    4.14  Mark, Logos and Labeling................................................     16
    4.15  Materials and Equipment.................................................     18
    4.16  Applicable Law and Radio Frequency Energy Standards.....................     19
    4.17  Change Orders...........................................................     19

Section 5. Lead Times and Delay...................................................     19
     5.1  Lead Times..............................................................     19
     5.2  Delivery Delay..........................................................     20

Section 6. Forecasts and Ordering.................................................     20
     6.1  Forecasts...............................................................     20
     6.2  Ordering................................................................     20

Section 7. Marketing, Sales and Technical Support.................................     21
     7.1  Sales Training and Promotional Efforts..................................     21

Section 8. Intellectual Property and Licensing....................................     22
     8.1  Intellectual Property Rights Infringement...............................     22
     8.2  NeoPoint's Obligation to Cure...........................................     23

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     8.3   NeoPoint's Obligations.................................................   23
     8.4   Sprint Spectrum's Obligations..........................................   24
     8.5   Software License and Ownership.........................................   25
     8.6   Ownership of Intellectual Property Rights..............................   25
     8.7   Use of Name and Materials..............................................   25
     8.8   License to Use NeoPoint Patents........................................   26
     8.9   Source Code Escrow.....................................................   26

Section 9.  Proprietary Information...............................................   27
     9.1   Public Statements and Advertising......................................   27
     9.2   Confidentiality........................................................   27

Section 10.  Indemnification; Limitation on Liability.............................   29
     10.1  NeoPoint Indemnity.....................................................   29
     10.2  Sprint Spectrum Indemnity..............................................   30

Section 11.  Termination..........................................................   31
     11.1  Termination............................................................   31
     11.2  Termination For Cause..................................................   32
     11.3  Remedies...............................................................   32
     11.4  Discontinuance of Supply...............................................   32
     11.5  Payments...............................................................   33
     11.6  Costs..................................................................   33
     11.7  Continuing Obligations.................................................   33
     11.8  NeoPoint's Right to Terminate..........................................   33
     11.9  NeoPoint Remedies......................................................   34

Section 12.  Affiliates...........................................................   34
     12.1  Affiliates.............................................................   34
     12.2  Affiliate Orders.......................................................   34
     12.3  Affiliate Rights.......................................................   35

Section 13.  Representations and Warranties.......................................   35
     13.1  Representations and Warranties of NeoPoint.............................   35

Section 14.  General Provisions...................................................   36
     14.1  Assignment.............................................................   36
     14.2  Successors and Assigns.................................................   37
     14.3  Survival of Obligations................................................   37
     14.4  Severability...........................................................   37
     14.5  Non-waiver.............................................................   37
     14.6  Compliance with United States Regulations..............................   37
     14.7  Notices................................................................   37
     14.8  Dispute Resolution and Tolling.........................................   38
     14.9  Other Remedies.........................................................   39
    14.10  GOVERNING LAW AND FORUMS...............................................   39
    14.11  Entire Agreement.......................................................   39

     14.12  Improvements, Inventions and Innovations...............................  40
     14.13  Conflicts..............................................................  40
     14.14  Independent Contractors................................................  40
     14.15  Force Majeure..........................................................  40
     14.16  Change of Control of NeoPoint..........................................  40
     14.17  Offset.................................................................  41
     14.18  Sprint Spectrum Liabilities............................................  41
     14.19  Counterparts...........................................................  41

Schedules
---------

Schedule 1  -  NeoPoint Outstanding Intellectual Property Issues
Schedule 2  -  NeoPoint Repair Facilities
Schedule 3  -  Initial Affiliates
Schedule 4  -  Initial Sprint Spectrum Defined Features

Appendices
----------

Appendix 1   -  Pricing
Appendix 2   -  Consumer Warranty
Appendix 3   -  NeoPoint Non-Warranty Repair Fees
Appendix 4A  -  Sprint Spectrum/Sprint PCS Marks
Appendix 4B  -  Patent Markings and Logos
Appendix 5   -  Warrant

Exhibits
--------

Exhibit A   -  Products/Features
Exhibit B1  -  Design Verification Tests
Exhibit B2  -  Interoperability Testing (Lucent Infrastructure Equipment)
Exhibit B3  -  Interoperability Testing (Nortel Infrastructure Equipment)
Exhibit B4  -  Interoperability Testing (Motorola Infrastructure Equipment)
Exhibit B5  -  Qualification Test Plan
Exhibit B6  -  Manufacturing Test Plan
Exhibit B7  -  Accessory Test Plan
Exhibit B8  -  Field Test Plan

          This CDMA PCS Subscriber Unit Supply Agreement (the "Agreement") is
                                                               ---------
entered into and is effective as of June 4, 1999 (the "Effective Date") among
                                                       --------------
NEOPOINT, INC., a California corporation, with offices at 4225 Executive Drive, Suite 700, San Diego, California 92121 ("NeoPoint"), and SPRINT SPECTRUM
                                         --------
EQUIPMENT COMPANY, L.P., a Delaware limited partnership, with offices at 4900 Main Street, Kansas City, Missouri 64112 ("Sprint Spectrum").
                                           ---------------

                                   RECITALS:


          WHEREAS, NeoPoint has certain rights to use certain proprietary Code Division Multiple Access ("CDMA") technology;
                           ----

          WHEREAS, the Federal Communications Commission ("FCC") has defined six
                                                           ---
spectral bands near 1.9 Ghz for use in Personal Communications Services ("PCS")
                                                                          ---
for auction to bidders;

          WHEREAS, the FCC granted to Sprint Spectrum or certain of its affiliates PCS licenses to build and operate PCS systems in specified geographic areas in the United States; and

          WHEREAS, NeoPoint wishes to manufacture and supply the Products (as defined herein) for and to Sprint Spectrum pursuant to and in accordance with the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, Sprint Spectrum and NeoPoint hereby agree as follows:

SECTION 1.  HEADINGS AND DEFINITIONS

     All headings used in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement or any Section, subsection or clause of this Agreement. References to "third party" or "third parties" will not mean either Party. The meanings given to terms defined in this Agreement are equally applicable to both the singular and the plural forms of such terms. Terms used and/or defined in the Exhibits, appendices or Schedules attached hereto that are not otherwise defined in this Agreement, will have the meanings set forth in those Exhibits, appendices or Schedules for the purposes of those Exhibits, appendices or Schedules only. For the purposes of this Agreement, the following definitions apply:

     "Accessories" means the collective reference to the accessory Products set
      -----------
forth on Appendix 1 or any other accessory Product added to this Agreement by the mutual consent of the Parties. Each, an "Accessory."
                                              ---------

     "Additional Affiliate Arrangement" means an agreement between Sprint
      --------------------------------
Spectrum and/or any Initial Affiliate and a Person to be designated an Additional Affiliate under the terms of this Agreement, which agreement will include, but not be limited to, an agreement on marketing telecommunications services under the "Sprint PCS" name, backhaul, common billing, resale agreements and/or revenue sharing but exclude any roaming arrangement that does not also include at least one of the other characteristics listed herein.

     "Additional Affiliates" has the meaning ascribed thereto in subsection
      ---------------------
12.1.

     "Affiliates" means the collective reference to Initial Affiliates and
      ----------
Additional Affiliates.

     "Agent" means Sprint Spectrum's and/or its affiliates' agent with resale
      -----
capability in the Territory.

     "Agreement" means this written contract together with all appendices,
      ---------
exhibits and schedules attached hereto (including any appendices, attachments, exhibits and schedules thereto), as this Agreement may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 14.11 of this Agreement.

     "Applicable Laws" means, as to any Person, the certificate of incorporation
      ---------------
and by-laws or other organizational or governing documents of such Person, all laws (including, but not limited to, any Environmental Laws), treaties, ordinances, judgments, orders and stipulations of any court or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, provincial, county, municipal, regional, environmental or other Governmental Entity, instrumentality, agency, authority, court or other body (i) applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or (ii) having jurisdiction over all or any part of the Products or otherwise in connection with NeoPoint's obligations under this Agreement.

     "Business Day" means any day of the year other than a Saturday or Sunday or
      ------------
a United States national public holiday.

     "Catastrophic Defect" has the meaning ascribed thereto in subsection
      -------------------
4.12(a).

     "Catastrophic Defect Cure Period" has the meaning ascribed thereto in
      -------------------------------
subsection 4.12(a).

     "CDMA" has the meaning ascribed thereto in the first Recital.
      ----

     "Change Order" has the meaning ascribed thereto in subsection 4.17.
      ------------

     "Customer" means any customer of NeoPoint offering Subscriber Units for
      --------
sale within the Territory or any customer of any of NeoPoint's affiliates or subsidiaries offering Subscriber Units for sale within the Territory.

     "Defects and Deficiencies," "Defects or Deficiencies" or "Defective" means
      ------------------------    -----------------------      ---------
when used with respect to any Products, such items that are not (i) new (unless otherwise as specifically set forth in this Agreement) and of good quality and free from defects or (ii) otherwise in conformance with the Specifications.

     "Delivery Order" means a written order by Sprint Spectrum (or any of its
      --------------
Affiliates) to have Products delivered to the FOB Point pursuant to and in accordance with the terms of this

Agreement, each of which will be deemed to incorporate all terms, conditions and provisions of this Agreement unless the Parties expressly agree otherwise.

     "Effective Date" has the meaning ascribed thereto in the prefatory
      --------------
paragraph of this Agreement.

     "End Date" has the meaning ascribed thereto in subsection 2.2.
      --------

     "Escrow Agreement" has the meaning ascribed thereto in subsection 8.9.
      ----------------

     "Environmental Laws" means any and all federal, state, local or municipal
      ------------------
laws, rules, orders, regulations, statutes, ordinances, codes or requirements of any Governmental Entity, or requirements of law within the Territory (including, without limitation, common law) relating in any manner to contamination, pollution, or protection of human health or the environment.

     "Excess Delivery Order" has the meaning ascribed thereto in subsection
      ---------------------
6.2(a).

     "Exchange Act" has the meaning ascribed thereto in subsection 14.16.
      ------------

     "FCC" has the meaning ascribed thereto in the second Recital.
      ---

     "FCC Rules and Regulations" has the meaning ascribed thereto in subsection
      -------------------------
4.16.

     "FOB Point" means NeoPoint's facility in Carson (Los Angeles), California
      ---------
to which the Products have been delivered by NeoPoint after fully clearing any and all foreign customs export requirements and any and all United States' customs import requirements for full free and clear distribution and/or import in the United States or as otherwise mutually agreed between the Parties from time to time.

     "Forecast" has the meaning ascribed thereto in subsection 6.1.
      --------

     "Forecast Period" has the meaning ascribed thereto in subsection 6.1.
      ---------------

     "GAAP" means United States generally accepted accounting principles,
      ----
consistently applied.

     "Governmental Entity" means any nation or government, any state, province
      -------------------
or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government within the Territory.

     "NeoPoint Assumed Feature" means any Sprint Spectrum Defined Feature with
      ------------------------
respect to which NeoPoint has performed patent research on Sprint Spectrum's behalf and at Sprint Spectrum's request.

     "NeoPoint Event of Default" has the meaning ascribed thereto in subsection
      -------------------------
11.2.

     "NeoPoint Indemnitees" has the meaning ascribed thereto in subsection
      --------------------
10.2(a).

     "NeoPoint Liabilities" has the meaning ascribed thereto in subsection
      --------------------
10.2(a).

     "NeoPoint Patents" has the meaning ascribed thereto in subsection 8.8.
      ----------------

     "NeoPoint's affiliate", "affiliate of NeoPoint" or "NeoPoint's affiliates"
      --------------------    ---------------------      ---------------------
or the like, means any Person that directly or indirectly controls, or is controlled by, or is under common control with NeoPoint. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person.

     "NeoPoint's Succeeding Entity" has the meaning ascribed thereto in
      ----------------------------
subsection 14.16.

     "Indemnitees" has the meaning ascribed thereto in subsection 10.1(a).
      -----------

     "Independent Auditor" means any one of the "big five" accounting firms
      -------------------
chosen by Sprint Spectrum; provided, however, that such Independent Auditor
                           --------  -------
shall not be engaged at such time by Sprint Spectrum or NeoPoint for the purpose of auditing such Party's financial statements.

     "Initial Affiliates" means those Persons listed on Schedule 3 and their
      ------------------                                ----------
operating subsidiaries which operate in the Territory.

     "Initial Term" has the meaning ascribed thereto in subsection 2.2.
      ------------

     "Intellectual Property Rights" has the meaning ascribed thereto in
      ----------------------------
subsection 8.1.

     "Liabilities" has the meaning ascribed thereto in subsection 10.1(a).
      -----------

     "Mark" has the meaning ascribed thereto in subsection 4.14(a).
      ----

     "Minimum Commitment" has the meaning ascribed thereto in subsection 4.2(b).
      ------------------

     "Nationwide Network" means all PCS Systems built, owned or to be owned
      ------------------
and/or operated by Sprint Spectrum or its affiliates in or within the Territory.

     "New Product" has the meaning ascribed thereto in subsection 4.7.
      -----------

     "Non-Conforming Products" has the meaning ascribed thereto in subsection
      -----------------------
3.1(b).

     "NTF Products" or "No Trouble Found Products" means Products returned to
      ------------      -------------------------
NeoPoint or its designated and authorized repair facility pursuant to subsection 4.11(a) which NeoPoint has, in good faith and only after applicable testing, found not to be in any way Defective.

     "Parties" means, collectively, Sprint Spectrum and NeoPoint, and "Party"
      -------
individually means Sprint Spectrum or NeoPoint.

     "Patent License" has the meaning ascribed thereto in subsection 8.8.
      --------------

     "PCS" has the meaning ascribed thereto in the second Recital.
      ---

     "PCS System" means all products and other equipment, tools and software,
      ----------
all system element sites and any property located therein necessary or desirable to provide PCS in a given System Area.

     "Person" means an individual, partnership, limited partnership,
      ------
corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity of whatever nature.

     "Previously Existing Products" has the meaning ascribed thereto in
      ----------------------------
subsection 4.13.

     "Product Enhancements" means modifications or improvements made to the
      --------------------
Products which improve performance of such Products.

     "Products" means all of the Subscriber Units and the Accessories supplied
      --------
to Sprint Spectrum by NeoPoint in accordance with the terms of this Agreement.

     "Proprietary Information" has the meaning ascribed thereto in subsection
      -----------------------
9.2(a).

     "Purchaser" means a Person who purchases Products from Sprint Spectrum or
      ---------
an Agent as an initial end user of the Product or Products (provided that an
                                                            -------- ----
Agent that uses the Product will in no event be a Purchaser).

     "RF Interference Condition" has the meaning ascribed thereto in subsection
      -------------------------
4.16.

     "Similar Products" means any subscriber unit manufactured by NeoPoint
      ----------------
pursuant to and/or based upon any Subscriber Unit platform which has substantially all of the following: a look and feel, talk time, standby time, memory or battery life, material features and functions, which are substantially similar to the Products to be developed or sold pursuant to the terms of this Agreement. Notwithstanding anything contained herein to the contrary, the frequency of the product in question (i.e., 1.9 Ghz versus 800 MHz) will not be
                                      ----
deemed a material factor in determining whether or not the product is a Similar Product and any product meeting the criteria in the immediately preceding sentence which operates at the 800 MHz frequency will be deemed a Similar Product for the purposes hereof.

     "SSLP Proprietary Marks" has the meaning ascribed thereto in subsection
      ----------------------
4.14(b).

     "Software" has the meaning ascribed thereto in subsection 8.5.
      --------

     "Software Enhancements" means modifications or improvements made to the
      ---------------------
Software relating to PCS Products which improve performance of the Software or which provide additional functions to the Software.

     "Source Code" means all intellectual information including, but not limited
      -----------
to, all relevant documentation, software in human-readable form, flow charts, schematics and annotations which comprise the pre-coding detailed design specifications for software (excluding third party software) which are then being maintained or developed by NeoPoint which constitutes the "embodiment of the intellectual property" of the Software as such concept is referenced in
Section 365(n) of the United States Bankruptcy Code, as amended.

     "Specifications" means the specifications and performance standards of the
      --------------
Products contemplated by this Agreement, as more fully set forth in the Exhibits A, B1, B2, B3, B4, B5, B6 and B7 and as such specifications, performance standards and/or Exhibits may be expanded, altered, modified, supplemented or otherwise changed, in whole or in part, pursuant to the terms of this Agreement.

     "Sprint Spectrum Defined Features" means (a) the features listed on
      --------------------------------
Schedule 4 and (b) any new feature, enhancement, modification or upgrade to any Product, any component thereof and/or any Software which is directly developed or proposed (in writing) by Sprint Spectrum or any of its Affiliates, which has not already been developed by NeoPoint; each a "Sprint Spectrum Defined Feature."

     "Sprint Spectrum Event of Default" has the meaning ascribed thereto in
      --------------------------------
subsection 11.8.

     "Subscriber Unit" means the "NeoPoint 1000" 1.9 Ghz subscriber portable
      ---------------
phone and subsequent single and dual band portable phone models added to this Agreement pursuant to the mutual agreement of the Parties, all in accordance with and pursuant to the Specifications.

     "System Area" means a geographic area in the Territory to which Sprint
      -----------
Spectrum or any Affiliate has the right to operate or is operating PCS services.

     "System Managers" means each of the managers designated by Sprint Spectrum
      ---------------
and NeoPoint, respectively, for the purposes of subsection 14.8.

     "Term" has the meaning ascribed thereto in subsection 2.2.
      ----

     "Territory" means the United States of America.
      ---------

     "Testing Exhibits" means Exhibits B1, B2, B3, B4, B5, B6, B7 and B8.
      ----------------

     "Training" has the meaning ascribed thereto in subsection 7.1(a).
      --------

     "United States" means the fifty states of the United States of America, the
      -------------
District of Columbia and all United States of America territories and possessions.

     "UPC" means the Universal Product Code.
      ---

     ***

SECTION 2.  PURPOSE AND TERM

2.1  Purpose.
     -------

     The purpose of this Agreement and the intent of the Parties is to have NeoPoint supply "Sprint" branded Subscriber Units and Accessories that will be manufactured by NeoPoint for Sprint Spectrum on an "other equipment manufacturer" basis. Pursuant to the terms of this Agreement, the Parties will work together to ensure the supply of "Sprint" branded Specification compliant quality Subscriber Units and Accessories, all of which will add value to Sprint Spectrum's Nationwide Network.

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

2.2  Term.
     ----

     This Agreement will commence on the date first set forth above and will continue until January 31, 2000 (the "Initial Term"). The last day of the
                                      ------------
Initial Term shall hereinafter be referred to as the "End Date." The Initial Term of this Agreement may be extended beyond the End Date for successive one-year periods by mutual written agreement of the Parties (all such periods plus the Initial Term, the "Term").
                       ----

SECTION 3.  PRODUCT TESTING

3.1  Testing.
     -------

     (a) NeoPoint will test the Products and verify to Sprint Spectrum in writing that the Products perform in accordance with the Specifications pursuant to and in accordance with the requirements and milestones set forth in the Testing Exhibits. In addition to any rights Sprint Spectrum may have hereunder, the failure of NeoPoint to verify the performance of the Products pursuant to the requirements of the Testing Exhibits will result in Sprint Spectrum's having the absolute right to suspend or cancel (in its sole and absolute discretion) any then existing or future Delivery Orders for any such Products which have not in fact complied with the requirements of the Testing Exhibits. Nothing contained in nor the implementation of the requirements of the Testing Exhibits will be deemed to diminish or otherwise limit NeoPoint's warranty obligations pursuant to this Agreement.

     (b) Notwithstanding anything stated herein to the contrary, to the extent that Sprint Spectrum decides (in its sole and absolute discretion) to take, pay for and place into service any such Products which have failed to pass the testing required by any of the Testing Exhibits ("Non-Conforming Products"),
                                                  -----------------------
Sprint Spectrum will be deemed to have accepted any such Non-Conforming Products with any such non-conformance; provided that, in such case, Sprint Spectrum will
                               -------- ----
in no way be deemed to have waived any of its rights to enforce NeoPoint's complete conformance (including, but not limited to, conformance with any requirement not otherwise met by such Non-Conforming Products) with the testing requirements set forth in the Testing Exhibits and the Specifications on all other Products already then delivered or yet to be delivered by NeoPoint pursuant to the terms of this Agreement.

     (c) In the event any of the Subscriber Units and/or Accessories fails to comply with the requirements of the Testing Exhibits and any such failure lasts for in excess of *** beyond the testing date provided for verification pursuant to the terms of the Testing Exhibits, Sprint Spectrum will have the absolute right, upon *** prior written notice to NeoPoint, to terminate this Agreement in its entirety without any payment or penalty whatsoever. ***

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

***

SECTION 4.  PRODUCT PURCHASES

4.1  Right to Purchase, Resell and Use.
     ---------------------------------

     (a) Subject to and conditioned upon the terms of Section 3, from and after the Effective Date and during the Term, Sprint Spectrum will pursuant to the terms of this Agreement purchase Products from NeoPoint. NeoPoint understands and agrees that any purchases of Products made by Sprint Spectrum pursuant to this Agreement will be for the purpose of reselling such Products to Sprint Spectrum's Agents and/or Purchasers in accordance with the applicable terms of this Agreement. NeoPoint further acknowledges and agrees that any Products sold hereunder will be used in and within the Nationwide Network.

     (b) NeoPoint hereby grants to Sprint Spectrum a nonexclusive right to resell any Products purchased hereunder within the Territory by means of (i) Sprint Spectrum's own direct sales utilizing its outbound sales force and/or through retail outlets owned or operated by Sprint Spectrum and/or its Affiliates, and (ii) resales to Agents (who shall in turn, have the right to resell such Products to Purchasers within the Territory), all upon the terms and conditions set forth herein. NeoPoint represents that it has unencumbered title to (except with respect to Sprint Spectrum's rights and interests as set forth in Section 8) and right to sell any and all of the Products it may sell hereunder.

4.2  Availability of Subscriber Units and Accessories; Minimum Commitment.
     --------------------------------------------------------------------

     (a) Notwithstanding anything contained herein to the contrary, the first Delivery Order dated as of the date hereof and delivered by Sprint Spectrum to NeoPoint in connection herewith (the "First Delivery Order") shall be for the
                                      --------------------
entire Minimum Commitment which NeoPoint will have the obligation to deliver on or prior to August 31, 1999, subject to any day for day delay caused by the direct acts or omissions of Sprint Spectrum. Furthermore, Sprint Spectrum will not submit any other Delivery Orders hereunder, other than the First Delivery Order, for Products (beyond the Minimum Commitments) to be delivered prior to August 31, 1999.

     (b) Subject to and conditioned upon the design, development, testing and manufacture of the Products, all as determined pursuant to the terms of this Agreement (including, but not limited to, the requirements of Section 3 hereof), during the Initial Term of this Agreement Sprint Spectrum and/or its Affiliates will (subject to and conditioned upon the above listed conditions) purchase from NeoPoint an aggregate of * * * Subscriber Units with accompanying Accessories (the "Minimum Commitment").
      ------------------

     (c) In no way limiting Sprint Spectrum's or NeoPoint's rights hereunder, Sprint Spectrum will have the right, in its sole and absolute discretion, to purchase at least (or an amount less than) *** Subscriber Units hereunder and pursuant to the terms hereof.

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

4.3  NeoPoint Grant of Warrant.
     -------------------------

     In consideration of the Minimum Commitment, NeoPoint hereby grants to Sprint Spectrum (or its designee) two (2) warrants each substantially in the form of Appendix 5 (the "Warrants") (i) the first of which is for three hundred
                         --------
seventy nine thousand six hundred ninety three (379,693) shares of NeoPoint common stock (or 2% of NeoPoint fully diluted capitalization as determined on the Effective Date whichever is greater) (the "Common Stock") at a purchase
                                               ------------
price per share of $2.50 which such warrant shall be exercisable by Sprint Spectrum (or its designee) immediately on the Effective Date and (ii) the second of which is for an additional three hundred seventy nine thousand six hundred ninety three (379,693) shares of Common Stock (or 2% of NeoPoint fully diluted capitalization as determined on the Effective Date whichever is greater) at a purchase price per share of $4.00, provided that such second warrant shall not be exercisable by Sprint Spectrum (or its designee) until January 1, 2000.

4.4  ***

4.5  Payment Terms and Taxes.
     -----------------------

     (a) Pursuant to and in accordance with the terms of this Agreement, NeoPoint will invoice Sprint Spectrum for Products purchased upon delivery of such Products to the FOB Point, and Sprint Spectrum will pay all such invoices within thirty (30) days after the invoice date unless, Sprint Spectrum disputes either NeoPoint's entitlement to, or the amount of, any such invoiced amount in which event only the disputed amount shall be withheld. All amounts

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

stated herein and/or otherwise required to be paid under or pursuant to this Agreement are stated in, and will be paid in, United States Dollars. All undisputed sums not paid within sixty (60) days after receipt of the invoice by Sprint Spectrum shall accrue interest at the rate of one percent (1%) per month. If any undisputed sums remain unpaid ninety (90) days after receipt of the invoice by Sprint Spectrum, then NeoPoint's obligation to ship Products within twenty (20) Business Days of the date of any applicable Delivery Order pursuant to subsection 6.2 shall be suspended until such time as Sprint Spectrum has paid all such accrued and undisputed amounts that are past due to NeoPoint. In the event disputed amounts are finally determined to be owed and payable, any late fee that should have otherwise applied to such amounts shall be deemed to have accrued from the date on which such fees would have accrued had such sums not been disputed.

     (b) The amounts to be paid by Sprint Spectrum under this Agreement do not include any United States' state or local sales and use taxes, however designated, which may be levied or assessed in the United States on the Products to be sold hereunder. With respect only to such United States sales or use taxes, Sprint Spectrum will either furnish NeoPoint with an appropriate exemption certificate applicable thereto or pay to NeoPoint, upon presentation of invoices therefor, such amounts as NeoPoint may by law be required to collect or pay; provided that NeoPoint will use its reasonable efforts to minimize the
        -------- ----
amount of any such taxes. Sprint Spectrum has no obligation to NeoPoint with respect to any other taxes, including, but not limited to, those relating to franchise, net or gross income or revenue, license, occupation, other real or personal property, and fees in any way relating to importation or exportation of the Products.

4.6  Delivery.
     --------

     (a) All deliveries of Products will be made to the FOB Point at NeoPoint's sole cost and expense. Sprint Spectrum will specify the desired method of shipping to any destination or delivery point beyond the FOB Point. Risk of loss of Products will transfer to Sprint Spectrum upon NeoPoint's proper delivery of such Products to the FOB Point pursuant to the terms of the applicable Delivery Order. Unless otherwise agreed in writing, Sprint Spectrum will pay for all shipping, freight, insurance and other similar charges incurred in connection with any deliveries or transport requested by Sprint Spectrum beyond the FOB Point.

     (b) Sprint Spectrum will inspect and either accept or reject all Products in whole or in part within ten (10) Business Days after the date of receipt at the FOB Point pursuant to the terms of the applicable Delivery Order. If Sprint Spectrum fails to reject any Product delivered by the end of such period, Sprint Spectrum shall be deemed to have accepted such Product; provided that any such
                                                        -------- ----
acceptance will in no event limit, modify, waive or otherwise restrict Sprint Spectrum's rights under the terms, including, without limitation, the warranty provisions, of this Agreement.

     (c) Sprint Spectrum may request in writing that NeoPoint provide logistical and distribution capabilities to Sprint Spectrum, which capabilities NeoPoint will use its commercially reasonable efforts to provide. If NeoPoint agrees to provide such services, there may be, depending on the level and scope of such services, additional charges to Sprint Spectrum on a per Product basis. Any such charges will be mutually agreed upon by the Parties during negotiations between the Parties on the provision of any such additional logistical and distribution services beyond those outlined in this subsection 4.6; provided that, in determining any such charges, ***

4.7  Pricing.
     -------

     (a) The "NeoPoint 1000" Products with accompanying Accessories purchased from NeoPoint shall be purchased in accordance with the Product pricing set forth on Appendix 1. Initial pricing for any 1.9 Ghz PCS CDMA subscriber units (each as mutually agreed by the Parties, a "New Product") other than the
                                            -----------
"NeoPoint", the "NeoPoint" or any other similar single or dual band product not otherwise covered by Appendix 1 or the terms of this Agreement will be established by mutual good faith agreement between the Parties. All such pricing for such New Products will be determined in accordance with and pursuant to the terms of this Agreement, including, but not limited to, ***

     (b) Notwithstanding anything contained herein and/or in Appendix 1 to the contrary, NeoPoint will provide to Sprint Spectrum, within thirty (30) days of the Effective Date, the following:

          ***

     The Products to be provided pursuant to this subsection 4.7(b) will not count against the Minimum Commitment.

4.8  Product Warranty.
     ----------------

     (a) NeoPoint warrants to Sprint Spectrum that each Product will be, during the applicable Warranty Period, free from Defects or Deficiencies in material or workmanship.

     (b) In the event of any breach of the warranty set forth in subsection 4.8(a) during the applicable Warranty Period, NeoPoint will, in accordance with the terms of this subsection 4.8, promptly repair or replace in its sole option (in accordance with subsection 4.11) the Defective Product or otherwise cure any Defects and Deficiencies so that the Defective Product or any replacement therefor will be free from Defects and Deficiencies. If NeoPoint fails to promptly repair or replace the Defective Product, NeoPoint will promptly refund any monies paid by Sprint Spectrum for such Defective Product (such refund to be made no later than the notice to

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Sprint Spectrum that it will not repair and replace). Except as otherwise expressly provided in this Agreement, such repair or replacement shall be Sprint Spectrum's sole and exclusive remedy for any Defects or Deficiencies in the Products.

     (c) Repair may include, at NeoPoint's sole option, the replacement of parts or boards with substantially equivalent reconditioned or new parts or boards. Replaced parts, accessories, batteries or boards are warranted for the balance of the original applicable Warranty Period.

     (d) No warranty will extend to any Product that has been subject to misuse, accident, neglect or improper storage or that has been used with accessories other than Accessories provided by NeoPoint (or authorized by NeoPoint for use with the subject Product) or any Product that has been opened, repaired, modified or altered by anyone other than NeoPoint or NeoPoint's authorized repair facilities (including, but not limited to, repair facilities or personnel authorized by Sprint Spectrum) or any Product whose original Product specific identification marks or serial numbers have been removed or altered so as to be unreadable.

     (e) During the Term, NeoPoint will provide, at NeoPoint's sole expense, to Sprint Spectrum telephonic technical support, through NeoPoint's technical support center in Huntsville, Alabama, which support will include a hotline staffed from 8:00 a.m. to 6:00 p.m. Central time on each Business Day of the year; provided that during any other time period NeoPoint will, starting upon
      -------------
the Effective Date and during the Term, provide Sprint Spectrum access (by beeper or otherwise) to NeoPoint personnel competent to address significant problems relating to the Products.

4.9  Consumer Warranty.
     -----------------

     (a) In addition to the warranties provided in subsection 4.8, NeoPoint will provide a warranty (the "Consumer Warranty") to Purchasers, on the terms
                              -----------------
and conditions set forth on Appendix 2; provided, that subject to the proof of
                                        --------
purchase requirements set forth in Appendix 2, such Consumer Warranty will in no event be for a term less than the applicable Warranty Period and will be for the benefit of, and will be directly enforceable by, any such Purchaser. The Consumer Warranty is made solely by NeoPoint, and Sprint Spectrum makes no warranties with respect to the Products. In the event any such Purchaser inadvertently or otherwise forwards Products subject to the Consumer Warranty to Sprint Spectrum, Sprint Spectrum will have the right to forward such Products to NeoPoint and NeoPoint will perform its obligations under the Consumer Warranty as if such Purchaser forwarded such Products directly to NeoPoint.

     (b)  Notwithstanding anything to the contrary in Appendix 2, NeoPoint shall
                                                      ----------
allow a Purchaser to return a Product to Sprint Spectrum or to NeoPoint's technical support center in Huntsville, Alabama for replacement thereof by NeoPoint in the event that such Product suffers from a Defect during the Consumer Warranty Period. Upon Sprint Spectrum's receipt of a Defective Product from a Purchaser, Sprint Spectrum will have the right to deliver any such Defective Product to NeoPoint and NeoPoint will, within ten (10) days of its receipt of such Defective Product from Sprint Spectrum, repair or replace such Defective Product by sending a repaired or replacement Product directly to Sprint Spectrum or its designated agents, or as otherwise mutually agreed by the Parties.

     (c) Notwithstanding anything contained in subsections 4.8 and/or 4.9 to the contrary, Accessories purchased separately from those Accessories made part of the Subscriber Unit Package contemplated on Appendix 1A will only be warranted for a period which is the lesser of ***

4.10 Year 2000 Warranty.
     ------------------

     In no way limiting any other warranties set forth in this Agreement, NeoPoint represents and warrants that any Products (and the software embedded in, made a part of or necessary to operate any such Products) delivered by NeoPoint to Sprint Spectrum and the Affiliates (i) are designed to be used prior to, during and after the calendar year 2000 A.D., (ii) are designed to correctly process date data representing or referencing different centuries or more than one century and (iii) have been tested by NeoPoint with regards to such year 2000 A.D. compliance. NeoPoint hereby agrees that the warranties contained in this subsection 4.10 shall survive until January 31, 2002 in order to cover errors that arise as a result of or in connection with a "Year 2000 Defect."
                                                          ----------------
"Year 2000 Defects" shall include, without limitation, the following: errors
------------------
relating to reading the year 2000 as the year 1900, and failure to correctly process calculations, data values or date interface values that accommodate the multi-century formulas. At Sprint Spectrum's request and upon reasonable notice, NeoPoint will provide written evidence sufficient to demonstrate adequate testing and conversion of Products to meet the foregoing requirements. If it is determined by Sprint Spectrum that any Product has a Year 2000 Defect, then NeoPoint will, at its expense, within twenty (20) days after notice thereof, either correct such Year 2000 Defect or provide Sprint Spectrum with a Specification- and Year 2000-compliant replacement for such Product. If neither of the foregoing options is available, NeoPoint will promptly refund all amounts paid by Sprint Spectrum pursuant to this Agreement for any such Product(s).

4.11 Repair and Replacement Services.
     -------------------------------

     (a) If Sprint Spectrum claims a breach of warranty under subsection 4.8 or 4.10, it must notify NeoPoint of the claimed breach within a reasonable time (in any event during the applicable Warranty Period) after its determination that a breach has in fact occurred. Sprint Spectrum will allow NeoPoint to inspect the Products, at Sprint Spectrum's (or its agents') centralized logistics facility(s) designated for such purpose. Upon NeoPoint's issuance of a return authorization number, and at the expense of Sprint Spectrum, Sprint Spectrum will return via ground transportation (or such other reasonable method of transportation requested by NeoPoint) such Products to any of NeoPoint's designated repair facilities located in the United States and listed on Schedule
2. Notwithstanding anything to the contrary in this subsection 4.11, Sprint Spectrum agrees to pay to NeoPoint the prices set forth on Appendix 3 for NTF Products and misused Products actually replaced with refurbished or new Products by NeoPoint; Sprint Spectrum and NeoPoint will evenly split any costs for repairing, replacing and/or refurbishing any such misused Product as such costs are set forth in Appendix 3. Sprint Spectrum will have the right, but not the obligation, to designate an Independent Auditor to verify NeoPoint's calculation of the quantity of and NeoPoint's actual cost to refurbish and transport any such NTF Products received by NeoPoint pursuant to this subsection 4.11. The

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

fees of such Independent Auditor shall be paid by the Party whose position is not supported by the Independent Auditor.

     (b) Upon the reasonable request by Sprint Spectrum for a return authorization, pursuant to subsection 4.8 or 4.10, whether for replacement or for repair of a Product, NeoPoint agrees that, within thirty (30) days of such Sprint Spectrum request, it will either issue such return authorization number or provide Sprint Spectrum in writing with reasons for refusing to issue such return authorization number. In the event that NeoPoint fails to provide the return authorization number, or provide written reasons for refusing to do so, Sprint Spectrum will be permitted to offset the value of any amount paid for the Product against any other amounts owed by Sprint Spectrum to NeoPoint; provided
                                                                       --------
that in the event of any such offset NeoPoint may request the return of the
----
subject Product and, in the event of such request, Sprint Spectrum will return such Product.

     (c) NeoPoint will repair Products as soon as practicable after receipt of the Defective Product giving rise to the warranty claim and will maintain a maximum *** "turn-around" time to either repair or replace Products. "Turn-around" time is the time between receipt by NeoPoint, at its repair facility in Huntsville, Alabama, of the Defective Product and shipment for return by NeoPoint, to Sprint Spectrum's (or its agents') centralized logistics facility(s) designated for such purpose, of the repaired or replacement Product. When repairing or replacing any Defective Product, NeoPoint will maintain the quality of the Product and will not substitute any component thereof with a component of lesser quality or with a component that has a lesser performance standard or capability. Subject to the immediately preceding sentence, NeoPoint will be entitled to repair or replace defective Products using refurbished components and refurbished Products. * * *

4.12 Catastrophic Defects.
     --------------------

     (a) In the event that (i) within * * * of the first commercial shipment of the Products to Sprint Spectrum, * * * of any lot, batch or other separately distinguishable manufacturing run of Products delivered to Sprint Spectrum is found to be Defective within such * * * or (ii), at any time after such * * * but during the Term, in excess of * * * of any lot, batch or other separately distinguishable manufacturing run of Products shipped to Sprint Spectrum is found to be Defective within any consecutive * * * (any such defect, a "Catastrophic Defect"), Sprint Spectrum will notify NeoPoint thereof. Upon
 -------------------
receipt of such notification, NeoPoint will have * * * in which to determine the cause of and to remedy such Defect (the "Catastrophic Defect Cure Period"). Upon
                                         -------------------------------
such remediation, NeoPoint will promptly repair or replace any and all Products that were subject to the same or similar condition(s) causing such Catastrophic Defect (in (x) Sprint Spectrum's inventory, (y) Sprint Spectrum's distributing channels including, without limitation, with Sprint Spectrum's Agents and (z) any such Products sold by Sprint Spectrum to Purchasers) with repaired or otherwise replaced Products at NeoPoint's sole expense (including, without limitation, all freight and duty payments

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

applicable thereto). In order to accurately determine that any Catastrophic Defect has in fact been cured by NeoPoint in accordance with the terms of this subsection 4.12, Sprint Spectrum will not exercise any of its remedies under this subsection 4.12 against NeoPoint until and unless the Defect percentages for any such lot, batch or other separately distinguishable manufacturing run of Products subject to such a Catastrophic Defect, as *** starting on the date NeoPoint commences any such remediation, has failed to fall below the applicable threshold percentage set forth above. Throughout the Term, Sprint Spectrum will provide NeoPoint with quarterly Defect reports with respect to the Products purchased hereunder.

     (b) In the event that such Catastrophic Defect is not remedied within the Catastrophic Defect Cure Period in accordance with this subsection 4.12, Sprint Spectrum will have the right, but not the obligation, to terminate this Agreement and to resell to NeoPoint for cash payment (at Sprint Spectrum's original cost therefor) any and all Products which are then in Sprint Spectrum's inventory or distribution channel(s) and which are subject to any such Catastrophic Defect(s) at the price paid to NeoPoint by Sprint Spectrum, without charge (including, without limitation, any restock charge) or penalty; provided
                                                                       --------
that if NeoPoint is diligently pursuing a cure, prior to any such termination
----
Sprint Spectrum will allow NeoPoint an additional thirty (30) days to remedy such Catastrophic Defect (provided further that any such resale will be
                          -------- -------
implemented at the end of the initial ninety (90) day cure period for such Catastrophic Defect). Regardless of whether Sprint Spectrum exercises the rights set forth in the immediately preceding sentence, in the event that such Catastrophic Defect is not remedied, NeoPoint agrees to repurchase (at Sprint Spectrum's original cost therefor) from Sprint Spectrum any Products repurchased or otherwise recalled by Sprint Spectrum due to NeoPoint's failure to remedy any such Catastrophic Defect. Sprint Spectrum will not recall any Products without reasonable prior written notification to (but not the consent of) NeoPoint.

     (c) In the event NeoPoint has failed to perform any of its warranty obligations under the terms of this Agreement and if NeoPoint purchases or subcontracts for the manufacture of any part of any Product to be provided hereunder from a third party, the warranties given to NeoPoint by such third party will inure, to the extent applicable or permitted by Applicable Law, to the benefit of Sprint Spectrum, and Sprint Spectrum will have the right, to the extent permitted by Applicable Law, in its sole discretion, to enforce such warranties directly against such third party.

     (d) Notwithstanding that the applicable Warranty Period in respect thereof may have expired, NeoPoint will provide repair and maintenance (but not replacement) services as set forth in subsection 4.11 with respect to any Product purchased under this Agreement for a period of the longer of *** and the useful life of the Product (but in no event to ***) following NeoPoint's written notification to Sprint Spectrum of the discontinuance of production of the particular model of Product at NeoPoint's standard commercial prices which will be reasonable, unless (i) such Product has been subjected by a Person other than NeoPoint (or any of its subcontractors or suppliers) to misuse, neglect or improper storage, (ii) such Product is in such deteriorated or damaged condition that it cannot reasonably be repaired or (iii) such Product has been repaired, modified or altered by anyone other than NeoPoint or NeoPoint's authorized repair facilities (including, but not limited to, repair facilities or personnel authorized by Sprint Spectrum.). In the event that a Product is not repairable, NeoPoint will return such

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Product to Sprint Spectrum (at Sprint Spectrum's cost), with a statement certifying the reasons why such Product cannot be repaired.

4.13 Right to Cease Supply of Obsolete Products.
     ------------------------------------------

     If NeoPoint begins selling and making generally available New Products or Products to replace or as a substitute for previously existing Products ("Previously Existing Products"), NeoPoint may, with Sprint Spectrum's prior
  ----------------------------
written consent, such consent not to be unreasonably withheld, cease supplying the Previously Existing Products to Sprint Spectrum under this Agreement by delivering six (6) months' prior written notice to Sprint Spectrum regarding such cessation; provided that NeoPoint will offer to supply to Sprint Spectrum
                -------- ----
such replacement or substitute Products on terms and conditions pursuant to and in accordance with subsection 4.4 and the other terms and conditions of this Agreement; and provided further that the New Products or replacement or
               -------- ------- ----
substitute Products maintain performance and functionality equivalent to that previously provided by the Previously Existing Products (unless any such lower performance and/or functionality has been consented to by Sprint Spectrum, such consent not to be unreasonably withheld). Notwithstanding anything stated herein to the contrary, NeoPoint will not be required to provide Sprint Spectrum notice under this subsection 4.13 or otherwise of any modification to a Product or a component thereof which in no way affects the form, fit and/or functionality of such Product. NeoPoint will under no circumstances be entitled to cease supplying such Previously Existing Products which are covered under a then unfilled Delivery Order from Sprint Spectrum. NeoPoint will have no right to cease supplying Sprint Spectrum under this subsection 4.13 with any such Previously Existing Products so long as NeoPoint continues to supply and make available such Previously Existing Products to any other Customer.

4.14 Mark, Logos and Labeling.
     ------------------------

     (a) The exterior of each Subscriber Unit and its packaging will bear the marks, as specified in Appendix 4A, or such other substantially equivalent mark or marks required by Sprint Spectrum (including any of the marks listed in clause (i) of the fourth sentence of this subsection 4.14, a "Mark"). The Mark
                                                              ----
will be positioned in accordance with Appendix 4A. Upon mutual agreement of the Parties, and at NeoPoint's sole expense, and with appropriate lead times agreed to by the Parties, each Subscriber Unit may be otherwise labeled and/or logoed on the front of the Subscriber Unit below the key pad in accordance with the Specifications. The Products will bear the "Sprint" Mark label or logo and/or such other labels or logos as the Parties shall otherwise agree to from time to time, in such size and position on the Products as Sprint Spectrum, or the Parties, as the case may be, shall specify from time to time pursuant to and in accordance with this subsection 4.14. Notwithstanding any other provision of this Section 4.14, in no event shall the "touchpoint" mark, any other third party name, mark or logo, or Sprint Spectrum (other than "Sprint" or "Sprint PCS") name, mark or logo be placed on the Subscriber Units and related literature, except (i) any of "NP[T] 1000," "NP[T] 1000 Phone," "Sprint," "Sprint PCS," "Sprint NP[T] 1000," "Sprint Phone NP[T] 1000," "Sprint PCS Phone NP[T] 1000" "Sprint NeoPoint 1000" and/or any reasonable derivation of the Marks referenced in this clause (i), (ii) any NeoPoint Mark (as defined below), or
(iii) any technology licensor mark (such as "QUALCOMM") as set forth in Section 4.14(e) below. To the extent Sprint Spectrum decides (in its sole and absolute discretion) to use or to have NeoPoint apply the "Sprint" Mark, logo and/or trademark to or on any Product, Sprint Spectrum as a condition precedent to any such use by or of NeoPoint will (i) endeavor to get Sprint Corporation's prior approval of any such use and (ii) receive from Sprint Corporation such approval in form and substance satisfactory to Sprint Spectrum.

     (b) Any Mark and/or any other trademark, trade name, mark, logo, label, name or reference (collectively, the "SSLP Proprietary Marks") provided by
                                      ----------------------
Sprint Spectrum to NeoPoint, pursuant to the terms of this Agreement are and will continue to be the sole property of Sprint Spectrum (and/or its Affiliates, as the case may be) and NeoPoint shall only be granted a limited use license with respect thereto for the express purpose of applying such SSLP Proprietary Marks to Products and Product packaging in accordance with the Specifications which such Products may be sold or otherwise transferred exclusively to Sprint Spectrum, its Agents and/or Purchasers pursuant to the terms of this Agreement. NeoPoint agrees that it has no rights with respect to the SSLP Proprietary Marks, except as expressly provided in this subsection 4.14, and will not use any of the SSLP Proprietary Marks as part of the business name of NeoPoint. All NeoPoint trademarks, tradenames, marks or logos set forth in Appendix 4A (the "NeoPoint Marks") are the sole property of NeoPoint and NeoPoint grants to
 --------------
Sprint Spectrum limited license to use the NeoPoint Marks in connection with the distribution, resale and/or marketing of the Products. Sprint Spectrum agrees to use the appropriate trademark symbol and clearly indicate NeoPoint's ownership of the NeoPoint Marks whenever the product name is mentioned in any advertisement, brochure or in any other manner in connection with the Products. Upon NeoPoint's request, Sprint Spectrum shall promptly provide NeoPoint with samples of all literature, labels and labeling prepared by Sprint Spectrum which use the NeoPoint Marks to ensure compliance with this subsection 4.14. Sprint Spectrum shall not combine the NeoPoint Marks with other marks so as to effectively create a unitary composite mark. Sprint Spectrum shall not do or cause to be done any act or anything contesting or in any way impairing or reducing NeoPoint's right, title, and interest in the NeoPoint Marks, and acknowledges NeoPoint's ownership of the NeoPoint Marks. All use of the NeoPoint Marks by Sprint Spectrum will inure to the benefit of and be on behalf of NeoPoint.

     (c) Sprint Spectrum will participate and have review and consent rights with respect to Product labeling and NeoPoint agrees to design Product labeling to complement Sprint Spectrum's marketing efforts in accordance with Sprint Spectrum's reasonable instructions.

     (d) NeoPoint will cooperate with Sprint Spectrum in the development of Product packaging that is fully integrated with Sprint Spectrum's branding strategy and which supports Sprint Spectrum's marketing communication and segmentation strategy, as communicated to NeoPoint by Sprint Spectrum from time to time. Such cooperation will focus on the contents of Product packaging, the configuration, physical dimensions and materials of such packaging, communications, colors, graphics and descriptive language used in connection with such Products and such other items as the Parties shall agree upon from time to time. If NeoPoint is itself unable to meet Sprint Spectrum's packaging needs as set forth herein or as otherwise communicated by Sprint Spectrum to NeoPoint from time to time, NeoPoint agrees to supply the Products in specified configurations and bulk packaging to Sprint Spectrum; provided that in such case
                                                      -------- ----
NeoPoint will credit Sprint Spectrum against the purchase price for the subject Products with any amounts saved by NeoPoint for not having had to perform the packaging services as required by the Specifications. Exhibit B includes Sprint Spectrum's preliminary packaging requirements, as such requirements may be modified pursuant to the mutual agreement of the Parties.

     (e) The exterior of each Subscriber Unit (or the interior as permitted under appropriate circumstances) shall bear the patent markings and logos as required by NeoPoint's key component suppliers or technology licensors (such as "QUALCOMM") as specified in Appendix 4B. The patent markings and logos shall be
 --------
positioned in accordance with the terms of Appendix 4B.

     (f) Notwithstanding any marking or branding requirements otherwise set forth in this Agreement, Sprint Spectrum agrees take delivery from NeoPoint of *** Subscriber Units branded with the "NeoPoint" mark, which will first be applied by Sprint Spectrum to satisfy NeoPoint "seed-stock" Subscriber Unit commitments set forth in Section 4.7 hereof and the balance shall be applied to the Minimum Commitment.

4.15  Materials and Equipment.
      -----------------------

      Whenever materials are specified or described in this Agreement (including the Specifications) by using the name of a proprietary item or the name of a particular supplier, the naming of the item is intended to establish the type, function and quality required, and substitute materials may nonetheless be used, provided that such materials are equivalent or equal to those named. If
-------- ----
NeoPoint wishes to furnish or use a substitute item, NeoPoint must first certify that the proposed substitute will perform at least as well as the intended functions and achieve the results called for by this Agreement (including but not limited to the Specifications), will be substantially similar or of equal substance to that specified and be suited for the same use as that specified. Sprint Spectrum may require NeoPoint to furnish, at NeoPoint's expense, additional data about the proposed substitute as required to evaluate the substitution. Sprint Spectrum will be allowed a reasonable time within which to evaluate each proposed substitute. Notwithstanding the foregoing, prior to the shipment of Products pursuant to the terms of this Agreement, NeoPoint may at any time without notice to or consent of Sprint Spectrum make changes in a NeoPoint Product furnished pursuant to this Agreement, or modify the drawings and published specifications relating thereto, or substitute Products of similar or later design to fulfill its obligations under this Agreement or otherwise fill an order, provided that any such changes, modifications or substitutions
               -------- ----
will in no way have an adverse affect or otherwise adversely impact upon the form, fit, or function of an ordered Product pursuant to and in accordance with the applicable Specifications. With respect to changes, modifications and substitutions which do in fact adversely affect the form, fit, or function of an ordered Product pursuant to and in accordance with the Specifications, NeoPoint must notify Sprint Spectrum in writing at least ninety (90) days prior to the effective dates of any such changes, modifications or substitutions. In the event that any such change, modification or substitution is not desired by Sprint Spectrum (in its sole and absolute discretion), Sprint Spectrum will notify NeoPoint within thirty (30) days from the date of notice and NeoPoint will not furnish any such changed Products to Sprint Spectrum on any orders in process at the time Sprint Spectrum is so notified; provided further, nothing
                                                    -------- -------
contained herein will otherwise modify NeoPoint obligations under the terms of this Agreement.

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

4.16  Applicable Law and Radio Frequency Energy Standards.
      ---------------------------------------------------

      All Products must comply, to the extent applicable, with all Applicable Law including, but not limited to, the requirements of the rules and regulations promulgated by the FCC, as the same may be amended from time to time (the "FCC
                                                                           ---
Rules and Regulations"), including, without limitation, those provisions
---------------------
concerning the labeling of Products and the suppression of radio frequency and electromagnetic radiation to specified levels. In the event that the Products produce radio frequency interference, notwithstanding that such Products comply with the FCC Rules and Regulations, NeoPoint will use its reasonable efforts to provide Sprint Spectrum with technical information on the methods to suppress such interference and will exercise reasonable efforts to isolate and remediate any such radio frequency interference caused by the Products (an "RF
                                                                  --
Interference Condition"), provided that Sprint Spectrum will cooperate to the
----------------------    -------- ----
extent reasonable with NeoPoint to achieve such remediation. Nothing in this subsection 4.16 will be deemed to diminish or otherwise limit NeoPoint's warranty obligations hereunder.

4.17  Change Orders.
      -------------

      From time to time Sprint Spectrum may request changes or modifications to the Products or packaging and/or the Specifications, and any such request made after the Effective Date, with respect to each affected Product, shall be deemed a change order ("Change Orders"). All such Change Orders requested in writing
                 -------------
by Sprint Spectrum to NeoPoint will be subject to the reasonable good faith and timely agreement (including, without limitation, agreement on terms such as one-time charges, price increases and minimum purchase commitments) of NeoPoint and Sprint Spectrum which agreement will be evidenced by a writing executed by an authorized representative of each of the Parties. Notwithstanding anything contained herein to the contrary, changes or modifications to the Products, Specifications, packaging, standards or other requirements set forth in this Agreement pursuant to and in accordance with the terms of Section 3 shall not constitute Change Orders under this subsection 4.17.

SECTION 5.  LEAD TIMES AND DELAY

5.1  Lead Times.
     ----------

     Excluding the Minimum Commitment pursuant to subsection 4.2, provided that
                                                                  -------- ----
Sprint Spectrum submits Forecasts to NeoPoint and places Delivery Orders for Products in accordance with Section 6 below, NeoPoint will ship Products (other than as specified in the last sentence of this subsection 5.1) ordered by Sprint Spectrum against such Forecasts within the later of (i) *** after receipt and NeoPoint's acknowledgement of Sprint Spectrum's Delivery Order therefor, and
(ii) the shipment date specified by Sprint Spectrum in such Delivery Order pursuant to subsection 6.2(a); provided that NeoPoint has acknowledged receipt
                               -------- ----
of such Delivery Order, accepted any non-binding Forecasted Delivery Orders pursuant to Section 6.2 hereof, and the time period from the date of NeoPoint's acknowledgement and the specified shipment date is at least ***. NeoPoint shall provide Sprint Spectrum with specific lead times *** applicable to each Delivery

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Order for Products at the time NeoPoint receives, acknowledges and accepts (as applicable) Sprint Spectrum's Delivery Order therefor.

5.2  Delivery Delay.
     --------------

     ***

SECTION 6.  FORECASTS AND ORDERING

6.1  Forecasts.
     ---------

     Commencing within ten (10) Business Days after the Effective Date, and on the first of each month thereafter, Sprint Spectrum will deliver to NeoPoint written non-binding forecasts (a "Forecast") specifying its non-binding estimate
                                  --------
of the quantity of each type of Product that Sprint Spectrum expects to purchase on a month to month basis during the twelve (12) months following the date of such Forecast (a "Forecast Period"). ***
                  -------- ------

6.2  Ordering.
     --------

     (a) In order to be effective, all orders by Sprint Spectrum for Products will be made by Sprint Spectrum in the form of written Delivery Orders, specifying the quantity of each type of Product to be purchased and the date or dates on which such Products are required to be shipped to Sprint Spectrum, the shipping method and the location to which such Products should be shipped; provided that such shipment date will be no earlier *** after the date of such
-------- ----
Delivery Order; and provided further that NeoPoint will use its reasonable
                    -------- -------
efforts to fulfill Delivery Orders up to *** in excess of forecasted quantities that Sprint Spectrum is entitled to turn into firm Delivery Orders pursuant to and in accordance with subsection 6.1 (each an "Excess Delivery Order"). All Delivery Orders shall be issued for a minimum quantity of *** units. Each Delivery Order and Excess Delivery Order will be submitted in writing to NeoPoint at 4225 Executive Drive, Suite 600, La Jolla, California 92037 or any other location of NeoPoint designated to Sprint Spectrum in writing by NeoPoint from time to time, and will be subject to the acknowledgement by NeoPoint in writing to the designated authorized representative of Sprint Spectrum within five (5) Business Days of receipt of Delivery Orders. Failure of NeoPoint to acknowledge to Sprint Spectrum in writing receipt of any Delivery Order or Excess Delivery Order shall be deemed to render any such Delivery Order or Excess Delivery Order acknowledged. Notwithstanding subsection 6.2(d) below, to the extent that NeoPoint is actually aware that any Delivery Order in any way contradicts or is not

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

otherwise in conformance with the terms of this Agreement, NeoPoint agrees to promptly notify Sprint Spectrum of any such contradiction or non-conformance as soon as possible upon becoming actually aware of such contradiction or non-conformance so that Sprint Spectrum will have a reasonable opportunity to correct any such contradiction or non-conformance and furthermore NeoPoint will reasonably endeavor to fulfill any such non-conforming Delivery Order ignoring any such non-conformity unless Sprint Spectrum, after notification from NeoPoint, expressly refuses to accept the fulfillment of such Delivery Order with any such correcting modification.

     (b) Notwithstanding the provisions of subsection 6.1, up to *** of any Delivery Order or Excess Delivery Order may, in Sprint Spectrum's sole and absolute discretion, be postponed one time without penalty by written notice from Sprint Spectrum to NeoPoint at any time *** immediately prior to the initial shipment date established for such Delivery Order pursuant to the terms of this Agreement for a period not in excess of *** from such initial shipment date. In the event that Sprint Spectrum seeks to postpone more than *** of a Delivery Order for a period not in excess of ***, then Sprint Spectrum shall pay to NeoPoint a restocking fee equal to *** of the purchase price for the additional Products being postponed. Sprint Spectrum shall have no right to postpone any Delivery Order beyond ***.

     (c) NeoPoint will cooperate with Sprint Spectrum, and/or any Person designated by Sprint Spectrum for such purpose, (i) to utilize UPC stock control numbering and other bar-coding requirements relating to inventory processes and systems, and (ii) to develop processes and systems that will maximize delivery logistics. Metric targets will be defined by the mutual good faith agreement of the Parties for acceptable stock out percentages, delivery times and total logistics costs.

     (d) Unless the Parties otherwise expressly agree in writing, each Delivery Order will be deemed to incorporate by reference all of the terms and conditions of this Agreement. Should the terms of any Delivery Order conflict with the terms of this Agreement, the terms of this Agreement shall govern. This Agreement will continue to apply to a Delivery Order pursuant to the terms of this Agreement until all obligations herein and thereunder are performed.

SECTION 7.  MARKETING, SALES AND TECHNICAL SUPPORT

7.1  Sales Training and Promotional Efforts.
     --------------------------------------

     (a) NeoPoint will work with Sprint Spectrum, at NeoPoint's sole expense, to provide a sales training program for the distribution channels used by Sprint Spectrum for Subscriber Units. The goal of this program will be to provide sales training ("Training") to Sprint Spectrum's personnel on the features of
                 --------
the Subscriber Units, as well as to provide appropriate Product related collateral material. The training program will include, but will not be limited to, the following topics: CDMA Product features and usage; Subscriber Unit programming, installation and troubleshooting; and such other matters as the Parties may reasonably agree upon from time to time. The target audiences for the training will be Sprint Spectrum's and its Agent's marketing and sales personnel. These training programs will take place at mutually agreeable locations and times at least once a year for the first two (2) years after introduction of the

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

respective models of Subscriber Units, with a total amount of training conducted by NeoPoint personnel of up to *** per year, at no charge to Sprint Spectrum. Sprint Spectrum will be responsible for the travel, per diem, hotel and all other non-training expenses of Sprint Spectrum personnel with respect to such NeoPoint training and NeoPoint will be responsible for any and all costs associated with the training facilities, training materials and training personnel and instructors. Such training program will last for a period of time reasonably agreed upon by the Parties. NeoPoint anticipates that Sprint Spectrum may want to influence aspects of the training and will design the training program to complement Sprint Spectrum's marketing and sales effort.

     (b) In order to assist Sprint Spectrum to promote sales of the Products, NeoPoint will furnish Sprint Spectrum, on terms and conditions mutually agreeable to the Parties: catalogs, point-of-sales literature, training documentation, printed technical information, data sheets and other reasonable advertising materials in such quantities and at such time as may be reasonably agreed to by the Parties.

     (c) If Sprint Spectrum reasonably requires customized NeoPoint sales and training literature for Sprint Spectrum internal use, the content of NeoPoint's appropriate existing literature will be provided to Sprint Spectrum, in Sprint Spectrum's discretion at NeoPoint's sole expense, in electronic form, or CD-ROM format to allow Sprint Spectrum to produce literature and promotional pieces that are of Sprint Spectrum's style and name. The use of any such literature will be subject to the guidelines established between the Parties pursuant to subsection 9.2. In addition, NeoPoint hereby grants Sprint Spectrum a Territory-wide, non-exclusive, royalty-free license to reprint any NeoPoint-owned sales literature in connection with Sprint Spectrum's sales, advertising and promotion of the Products subject to the terms of subsection 4.14(b). In addition, NeoPoint hereby grants Sprint Spectrum a non-exclusive royalty-free license to distribute within the Territory any of NeoPoint's own sales literature in connection with Sprint Spectrum's sales, advertising and promotion of the Products; provided that in the event any such literature is in fact
                 -------- ----
distributed outside of the Territory by any Person other than Sprint Spectrum, NeoPoint will not, in such event, take any action for damages of any nature against Sprint Spectrum under this Agreement or otherwise.

     (d) Unless otherwise agreed by Sprint Spectrum and NeoPoint, NeoPoint will not be responsible for any "MDF," "Co-op marketing" fees or other marketing funds not otherwise set forth in this Agreement.

SECTION 8.  INTELLECTUAL PROPERTY AND LICENSING

8.1  Intellectual Property Rights Infringement.
     -----------------------------------------

     NeoPoint will defend, at its own expense, all proceedings, suits and claims against and/or affecting Sprint Spectrum (and/or the Products), its affiliates, directors, officers, agents, employees and successors for infringement, breach or violation (whether by use, sale or otherwise) of any patent, trademark, copyright, trade secret or other intellectual property rights of any third party within the Territory (collectively, "Intellectual Property Rights"), arising
                                     ----------------------------
under or in connection with Applicable Law covering, or alleged to cover, the Products or any component thereof for its intended use, in the form furnished or as subsequently modified by NeoPoint or

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

any of its agents or subcontractors. NeoPoint will pay all sums, costs, expenses and liabilities, including, without limitation, all reasonable attorneys' fees and other costs, incurred by Sprint Spectrum, its affiliates, directors, officers, agents, employees or successors in connection with or otherwise arising out of any such proceeding, suit or claim; provided that:
                                                   -------- ----

     (a) NeoPoint will be given prompt written notice of all claims of any such infringement or violation and of any suits or claims brought or threatened against Sprint Spectrum or NeoPoint of which Sprint Spectrum has actual knowledge;

     (b) NeoPoint is given full authority to assume control of the defense (including appeals) thereof through its own counsel at its sole expense and will have the sole right to settle any suits or claims without the consent of Sprint Spectrum; provided that NeoPoint will not agree to injunctive relief against
          -------- ----
Sprint Spectrum or any other settlement or result which could otherwise adversely affect Sprint Spectrum or its interests without Sprint Spectrum's consent, such consent not to be unreasonably withheld; provided further that
                                                       -------- -------
NeoPoint will, during the preparation for and the pendency and prosecution of any such defense, provide Sprint Spectrum regular, timely and detailed updates on and status reports with respect to any such defense and will notify Sprint Spectrum of any proposed settlement prior to NeoPoint's acceptance of such settlement; and

     (c) Sprint Spectrum will reasonably cooperate with NeoPoint (at NeoPoint's expense) in the defense of such proceeding, suit or claim.

8.2  NeoPoint's Obligation to Cure.
     -----------------------------

     If in any such suit so defended all or any part of the Products or the Software or any component thereof is enjoined in any action charging infringement, or if in respect of any claim of infringement or violation NeoPoint deems it advisable to do so, NeoPoint will, within one hundred twenty
(120) days, at its sole cost and expense take one or more of the following actions: (i) procure the right to continue the use of the same without interruption for Sprint Spectrum; (ii) replace the infringing Product, Software or component with a noninfringing product, noninfringing Software or a non-infringing component, as applicable, that meets the Specifications; or (iii) modify said Product, Software or any component thereof so as to be noninfringing, provided that the Product, Software or any component thereof as
               -------- ----
modified meets all of the Specifications. In the event that NeoPoint is not able, using its reasonable and diligent efforts, to cure the infringement pursuant to clause (i), (ii) or (iii) in the immediately preceding sentence, NeoPoint will refund to Sprint Spectrum the full purchase price paid by Sprint Spectrum for such infringing Products that are returned to NeoPoint by Sprint Spectrum (which such return will be at NeoPoint's sole cost and expense).

8.3  NeoPoint's Obligations.
     ----------------------

     NeoPoint's obligations under this Section 8 will not apply to (i) any infringement or violation of Intellectual Property Rights caused by modification of any Product, Software or any component thereof by any Person other than NeoPoint, its employees, agents or subcontractors acting on NeoPoint's behalf or at its direction (including, but not limited to, repair facilities or personnel authorized by Sprint Spectrum), or (ii) any infringement or violation caused directly by any such other Person's use and maintenance or repair of such Product other than in accordance with the Specifications and the purposes contemplated by this Agreement for use in Sprint Spectrum's Nationwide Network, except as authorized by NeoPoint. NeoPoint's indemnification obligations with respect to Products purchased by Sprint Spectrum or its Affiliates pursuant to and in accordance with the provisions of this Agreement specified in this Section 8 will not apply to any intellectual property infringement caused directly and solely by a Sprint Spectrum Defined Feature other than a NeoPoint Assumed Feature.

8.4  Sprint Spectrum's Obligations.
     -----------------------------

     Only with respect to Products purchased by Sprint Spectrum or its Affiliates pursuant to and in accordance with the provisions of this Agreement, Sprint Spectrum agrees that it will defend, at its own expense, and indemnify and hold harmless NeoPoint, its affiliates, directors, officers, agents, employees and successors, from and against all proceedings, suits and claims for infringement, breach or violation (whether by use, sale or otherwise) of any patent, trademark, copyright, trade secret or other intellectual property rights of any third party within the Territory, arising under or in connection with Applicable Law covering, or alleged to cover: (i) Sprint Spectrum's modification, use or maintenance of any Product other than in accordance with the Specifications and the terms of this Agreement or NeoPoint's written authorization, (ii) related to any add-on accessory or other component not provided and/or authorized by NeoPoint or its Subcontractors, (iii) to the extent, but only to such extent, an intellectual property infringement claim involving any Sprint Spectrum markings or logos or labeling, or (iv) to the extent, but only to such extent, an intellectual property infringement claim directly and solely involving a Sprint Spectrum Defined Feature other than a NeoPoint Assumed Feature. Sprint Spectrum agrees that it will pay all sums, including, without limitation, reasonable attorneys' fees, damages, losses, liabilities, expenses and other costs, incurred by NeoPoint, its affiliates, directors, officers, agents, employees or successors in connection with or otherwise arising out of any such proceeding, suit or claim; provided that:
                                                             -------- ----

     (a) Sprint Spectrum will be given prompt written notice of all claims of any such infringement or violation and of any suits or claims brought or threatened against NeoPoint or Sprint Spectrum of which NeoPoint has actual knowledge;

     (b) Sprint Spectrum is given full authority to assume control of the defense (including appeals) thereof through its own counsel at its sole expense and will have the sole right to settle any suits or claims without the consent of NeoPoint, provided that Sprint Spectrum has no right to agree to injunctive
             -------- ----
relief against NeoPoint; provided further that Sprint Spectrum will notify
                         -------- -------
NeoPoint of any proposed settlement prior to Sprint Spectrum's acceptance of such settlement; and

     (c) NeoPoint will cooperate fully with Sprint Spectrum in the defense of such suit or claims and provide Sprint Spectrum, at Sprint Spectrum's expense, such assistance as Sprint Spectrum may reasonably require in connection therewith, including, but not limited to, implementation of modifications to Products or other manufacturing fixes.

8.5  Software License and Ownership.
     ------------------------------

     Subscriber Units sold to Sprint Spectrum hereunder may contain software in executable code form ("Software"), and, except as otherwise expressly provided
                       --------
herein, all references to "Subscriber Units" in this Agreement will be deemed to include the accompanying Software. NeoPoint hereby grants to Sprint Spectrum a non-exclusive, royalty-free, world-wide, perpetual license to use the Software as such software is embedded in the Products. Sprint Spectrum will also have the right to sublicense this right to its Agents' Purchasers or end-user customers. In no event shall Sprint Spectrum or its agents reverse engineer, decompile, modify or disassemble the Software.

8.6  Ownership of Intellectual Property Rights.
     -----------------------------------------

     (a) Except for licenses otherwise expressly granted under this Agreement, the sale of Products and the license of Software to Sprint Spectrum do not convey to Sprint Spectrum any intellectual property rights in such Products or Software (other than Sprint Spectrum Defined Features) and Sprint Spectrum acknowledges NeoPoint's exclusive rights thereto. Neither the sale of Products, the license of any Software, nor any provision of this Agreement will be construed to grant to Sprint Spectrum, either expressly, by implication or by way of estoppel, any license under any patents or other intellectual property rights of NeoPoint covering or relating to any other product or invention of NeoPoint or any combination of Product or Software with any other product of NeoPoint.

     (b) Except as set forth in subsection 8.6 and for licenses otherwise expressly granted under this Agreement, the development, modification, use, notice or integration of any Sprint Spectrum Defined Feature(s) does not convey to NeoPoint any intellectual property rights in any such Sprint Spectrum Defined Feature(s) and NeoPoint acknowledges Sprint Spectrum's exclusive rights thereto. Neither the development, modification, use, notice or integration of any Sprint Spectrum Defined Feature(s), any license of any such Sprint Spectrum Defined Feature, nor any provision of this Agreement will be construed grant to NeoPoint, either expressly, by implication or by way of estoppel, any license under any patents or other intellectual property rights of Sprint Spectrum covering or relating to any other product or invention of NeoPoint or any combination of any Sprint Spectrum Defined Feature(s) with any other product, feature or right of Sprint Spectrum or any of its affiliates.

8.7  Use of Name and Materials.
     ------------------------

     Subject to: (i) NeoPoint's then existing reasonable marketing policies, if any, with respect to Products sold hereunder, and (ii) the provisions of subsection 9.1(b) hereof, NeoPoint grants Sprint Spectrum rights to state that it is using NeoPoint's Products in Sprint Spectrum's marketing, advertising or promotion of the Nationwide Network, any PCS System, any part thereof or any Product. Subject to NeoPoint's then existing reasonable marketing policies, if any, and trademark policies set forth in subsection 4.14(b), with respect to Products sold hereunder Sprint Spectrum has the right to use such marketing, advertising or promotion NeoPoint's advertising and marketing materials (including pamphlets and brochures) provided to Sprint Spectrum by NeoPoint describing the Nationwide Network, any PCS System, any part thereof or any Product.

8.8  License to Use NeoPoint Patents.
     ------------------------------

     NeoPoint hereby grants to Sprint Spectrum under any NeoPoint patents which are necessary to enable Sprint Spectrum to use, sell or distribute the Products (the "NeoPoint Patents"), a royalty-free, nonexclusive, perpetual license during the term of this Agreement, to use, sell and distribute within the Territory the Products in connection with Sprint Spectrum's provision of telecommunications services. The Patent License includes the right to use not only the Products licensed or purchased hereunder, but also combinations of the Products and the Software therein with other equipment and software which are utilized by Sprint Spectrum in the provision of such telecommunications services, but not to manufacture, use or sell any derivatives of the Products. Except as otherwise set forth in this Agreement, the scope of the Patent License will extend only to the right to use and/or the right to sell, but not manufacture, or cause to be manufactured, the Product or Products to which such Patent License relates. The Patent License will continue for the entire unexpired term of the last to expire of such NeoPoint Patents.

8.9  Source Code Escrow.
     ------------------

     Upon ninety (90) days prior written notice from Sprint Spectrum NeoPoint will become a party to a Source Code escrow agreement (the "Escrow Agreement")
                                                            ----------------
which will enable Sprint Spectrum and its designated affiliates to obtain access to the applicable Source Codes relating to any Sprint Spectrum Defined Feature upon sixty (60) days prior written notice in the event that (a) an order for relief under Chapter 7 or Chapter 11 of the United States Bankruptcy Code is entered with respect to NeoPoint, (b), at any time during the Term, NeoPoint shall cease to provide maintenance and/or support for the Products in accordance with its obligations hereunder, (c) NeoPoint is unable or unwilling to pay the escrow fees or expenses required under the Escrow Agreement or (d) any sale, assignment or other transfer of NeoPoint's rights to the Products, without the prior written consent of Sprint Spectrum, would prevent NeoPoint from discharging its obligations hereunder. NeoPoint will pay all costs associated with establishing a Source Code escrow arrangement; provided that Sprint
                                                    -------- ----
Spectrum will be responsible for all costs incurred in connection with the maintenance of the Source Code escrow and the retrieval or withdrawal of Source Code or related information from any such escrow, once established. NeoPoint represents, warrants and agrees that (i) the Sprint Spectrum Defined Feature Source Codes delivered into escrow in accordance with the Escrow Agreement will comprise the full Source Code language statement of the software as used, or required to be used, by NeoPoint to maintain or modify any such features without the help of any other Person or reference to any other material, (ii) such Source Codes will include all relevant versions thereof and upgrades and enhancements thereto, and (iii) such Source Codes must be kept up to date, including all updates needed to maintain compliance with the Specifications. In addition, all parts of the Sprint Spectrum Defined Feature Source Codes and all updates thereto (including, without limitation, those that are necessary to maintain compliance with the Specifications) must be delivered into escrow in accordance with the Escrow Agreement.

SECTION 9.  PROPRIETARY INFORMATION

9.1  Public Statements and Advertising.
     ---------------------------------

     (a) Except as consented to by Sprint Spectrum or as otherwise specifically set forth herein, NeoPoint will not issue any public statement relating to or in any way disclosing any aspect of the work contemplated by this Agreement, the Nationwide Network or any PCS System including the scope, the specific terms of this Agreement, extent or value of the work contemplated by this Agreement and/or the Nationwide Network or any PCS System. Except as otherwise consented to by NeoPoint (such consent not to be unreasonably withheld), Sprint Spectrum will not issue any public statement (or any private statement unless required in the performance of the work contemplated by this Agreement) relating to or in any way disclosing any aspect of the work contemplated by this Agreement, including the scope, the specific terms of this Agreement, the extent or value of the work contemplated by this Agreement. NeoPoint agrees not to use for publicity purposes any photographs, drawings and/or materials describing any PCS System or any part of the Nationwide Network, without obtaining the prior written consent of Sprint Spectrum, such consent not to be unreasonably withheld. The obligations of the Parties under this subsection 9.1 are in addition to their respective obligations pursuant to subsection 9.2 but in no way limit the exceptions to public disclosure specifically referred to in subsection 9.2(a) clauses (i) through (vii). This subsection 91 will in no way limit (i) either Party from responding to customary press inquiries or otherwise making public or private statements not otherwise disclosing Proprietary Information or the terms of this Agreement in the normal course of its business and/or in connection with the obligations hereunder or (ii) the provision of necessary information to prospective suppliers and NeoPoint's or Sprint Spectrum's personnel, agents or consultants.

     (b) Each Party will submit to the other proposed copies of all advertising (other than public statements or press releases pursuant to and in accordance with the last sentence of subsection 9.1(a) above) wherein the name, trademark or service mark of the other Party or its affiliates is mentioned; and neither Party will publish or use such advertising without the other Party's prior written approval. Such approval will be granted as promptly as possible and will not be unreasonably withheld. The Parties acknowledge that the obtaining of prior written approval for each such use pursuant to this subsection 9.1(b) may be an administrative burden. From time to time at the request of either Party, the Parties will establish mutually acceptable guidelines that will constitute pre-authorization for the uses specified therein. Such guidelines will be subject to change from time to time subject to the mutual agreement of the Parties.

9.2  Confidentiality.
     ---------------

     (a) Except as provided below, all information, including, without limitation, all oral and written information (including, but not limited to, determinations or reports by arbitrators pursuant to the terms of this Agreement), disclosed to the other Party is deemed to be confidential, restricted and proprietary to the disclosing Party (hereinafter referred to as "Proprietary Information"). Each Party agrees to use the Proprietary Information
 -----------------------
received from the other Party only for the purpose of this Agreement. EXCEPT AS SPECIFIED IN THIS AGREEMENT, NO OTHER RIGHTS, AND PARTICULARLY LICENSES, TO TRADEMARKS, INVENTIONS, COPYRIGHTS, PATENTS, OR ANY OTHER

INTELLECTUAL PROPERTY RIGHTS ARE IMPLIED OR GRANTED UNDER THIS AGREEMENT OR BY THE CONVEYING OF PROPRIETARY INFORMATION BETWEEN THE PARTIES. Proprietary Information supplied to another Party is not to be reproduced in any form except as required to accomplish the intent of, and in accordance with the terms of, this Agreement. The receiving Party must provide the same care to avoid disclosure or unauthorized use of Proprietary Information as it provides to protect its own similar proprietary information but in no event will the receiving Party fail to use reasonable care under the circumstances to avoid disclosure or unauthorized use of Proprietary Information. All Proprietary Information must be retained by the receiving Party in a secure place with access limited to only such of the receiving Party's employees, subcontractors, suppliers or agents who need to know such information for purposes of this Agreement and to such third parties as the disclosing Party has consented to by prior written approval. All Proprietary Information, unless otherwise specified in writing (i) remains the property of the disclosing Party, (ii) must be used by the receiving Party only for the purpose for which it was intended, and (iii) such Proprietary Information, including all copies of such information, must be returned to the disclosing Party or destroyed after the receiving Party's need for it has expired or upon request of the disclosing Party, and, in any event, upon termination of this Agreement. At the request of the disclosing Party, the receiving Party will furnish a certificate of an officer of the receiving Party certifying that Proprietary Information not returned to the disclosing Party has been destroyed. For the purposes hereof, Proprietary Information does not include information that:

       (i) is published or is otherwise in the public domain through no fault of the receiving Party at the time of any claimed disclosure or unauthorized use by the receiving Party;

       (ii) prior to disclosure pursuant to this Agreement is properly within the legitimate possession of the receiving Party as evidenced by reasonable documentation to the extent applicable;

       (iii) subsequent to disclosure pursuant to this Agreement is lawfully received from a third party having rights in the information without restriction of the third party's right to disseminate the information and without notice of any restriction against its further disclosure;

       (iv) is independently developed by the receiving Party or is otherwise received through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information;

       (v) is transmitted to the receiving Party after the disclosing Party has received written notice from the receiving Party, after termination or expiration of this Agreement, that it does not desire to receive further Proprietary Information;

       (vi) is obligated to be produced under order of a court of competent jurisdiction or other similar requirement, rule or regulation of a Governmental Entity, so long as the Party required to disclose the information provides the other Party with prior notice of such order or requirement and its cooperation to the extent reasonable in preserving its confidentiality; or

       (vii) the disclosing Party agrees in writing is free of such restrictions.

     Because damages may be difficult to ascertain, the Parties agree that, without limiting any other rights and remedies specified herein, an injunction may be sought against the Party who has breached or threatened to breach this subsection 9.2. Each Party represents and warrants that it has the right to disclose all Proprietary Information which it has disclosed to the other Party pursuant to this Agreement, and each Party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's proprietary information. Otherwise, neither Party makes any representation or warranty, express or implied, with respect to any Proprietary Information.

SECTION 10. INDEMNIFICATION; LIMITATION ON LIABILITY

10.1  NeoPoint Indemnity.
      ------------------

      (a) NeoPoint will indemnify and hold Sprint Spectrum and its Affiliates, Partners, directors, officers, agents and employees (the "Indemnitees") harmless
                                                          -----------
from and against all third party claims, demands suits, proceedings, damages, costs, expenses, liabilities, including, without limitation, reasonable legal fees (collectively, "Liabilities") brought against or incurred by any Indemnitee
                     -----------
for (i) injury to persons, or (ii) loss or damage to any property (other than any Product), or (iii) any other liability, in each instance resulting from or in connection with any act or omission, of NeoPoint and/or any of its affiliates, employees, agents or subcontractors in the performance of this Agreement; provided, however, that Intellectual Property Rights infringement is
           --------  -------
subject to the indemnification provisions of Section 8 hereof. If NeoPoint and Sprint Spectrum jointly cause such Liabilities, the Parties will share the liability in proportion to their respective degree of causal responsibility.

      (b) NeoPoint's obligation to indemnify under subsection 10.1(a) with respect to any Liability will not arise unless the Indemnitee (i) notifies NeoPoint in writing of such potential Liability within a reasonable time after the Indemnitee is aware of such potential Liability; provided that the lack of
                                                     -------- ----
providing such notice will not affect NeoPoint's obligation hereunder (A) if NeoPoint otherwise has actual knowledge of such Liability and (B) unless such lack of notice is the cause of NeoPoint being unable to adequately and reasonably defend such Liability, (ii) gives NeoPoint the opportunity and authority to assume the defense of and settle such Liability, subject to the provisions set forth below, and (iii) furnishes to NeoPoint all such reasonable information and assistance available to Sprint Spectrum (or other Indemnitees) as may be reasonably requested by NeoPoint and necessary for the defense against such Liability. NeoPoint will assume on behalf of the Indemnitee and conduct in good faith the defense of such Liability with counsel (including in-house counsel) reasonably satisfactory to the Indemnitee; provided that the Indemnitee
                                                    -------- ----
will have the right to be represented therein by advisory counsel of its own selection and at its own expense. If the Indemnitee will have reasonably concluded that there may be legal defenses available to it which are different from or additional to, or inconsistent with, those available to NeoPoint, the Indemnitee will have the right to select separate counsel reasonably satisfactory to NeoPoint to participate in the defense of such action on its own behalf at such Indemnitee's expense. In the event NeoPoint fails, after written demand by such Indemnitee, to defend any Liability as to which an indemnity should be provided under subsection 10.1(a), then the Indemnitee may, at NeoPoint's expense, contest or settle such matter without NeoPoint's consent. All payments, losses, damages and reasonable costs and expenses incurred in connection with such contest, payment or settlement controlled by such Indemnitee will be to NeoPoint's account. NeoPoint will not settle any such Liability without the consent of the Indemnitee, which consent will not be unreasonably withheld. This indemnity is in lieu of all other obligations of NeoPoint, expressed or implied, in law or in equity, to indemnify the Indemnitees (except those other indemnity obligations expressly set forth in this Agreement).

     (c) EXCEPT AS EXPRESSLY SET FORTH IN SUBSECTIONS 4.8, 4.10, 4.12 and 13.1 OF THIS AGREEMENT, NeoPoint MAKES NO WARRANTIES AS TO PRODUCTS, SOFTWARE, TECHNOLOGY, MATERIALS, SERVICES, INFORMATION OR OTHER ITEMS IT FURNISHES TO SPRINT SPECTRUM, AGENTS OR PURCHASERS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR THAT SUCH ITEMS ARE FREE FROM THE RIGHTFUL CLAIM OF ANY THIRD PARTY, BY WAY OF INFRINGEMENT OR THE LIKE.

     (d) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN (INCLUDING, WITHOUT LIMITATION, SECTION 8 HEREOF), NEITHER PARTY WILL BE LIABLE TO THE OTHER (ITS AGENTS OR, IN THE CASE OF NeoPoint, THE PURCHASERS) FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OR ANY OTHER INDIRECT LOSSES OR DAMAGES ARISING OUT OF THIS AGREEMENT, THE DELIVERY OR THE FAILURE TO DELIVER ANY OF THE PRODUCTS OR ANY COMPONENT THEREOF, ANY BREACH OF THIS AGREEMENT, THE FAILURE OF THE PRODUCTS TO PERFORM AS WARRANTED OR OTHERWISE OR ANY RESULTING OBLIGATION, OR THE USE OR INABILITY TO USE OF ANY PRODUCTS DELIVERED PURSUANT TO THIS AGREEMENT, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, FOR TORT, OR ANY OTHER CAUSE OF ACTION.

     (e) Other than Sprint Spectrum's payment obligations set forth in subsection 4.4 hereof, notwithstanding anything contained to the contrary in this Agreement, in no event shall a Party's liability to the other in connection with any particular Delivery Order or otherwise arising out of or relating to this Agreement exceed the aggregate dollar amount actually paid under this Agreement; provided, however, that foregoing limitation on liability shall not
           --------  -------                                               ---
apply to any liabilities incurred in connection with subsections 8.1 (Intellectual Property Rights Infringement), 8.4 ("Sprint Spectrum's Obligations"), 8.6 (Ownership of Intellectual Property Rights) and 10.2 ("Sprint Spectrum Indemnity"), 9 (Proprietary Information), and the gross negligence and/or willful misconduct of either Party.

10.2  Sprint Spectrum Indemnity.
      -------------------------

      (a) Sprint Spectrum will indemnify and hold NeoPoint and its affiliates, partners, directors, officers, agents and employees (the "NeoPoint Indemnitees")
                                                          --------------------
harmless from and against all third party claims, demands, suits, proceedings, damages, costs, expenses and liabilities, including, without limitation, reasonable legal fees (collectively, "NeoPoint Liabilities") brought against or
                                      --------------------
incurred by any NeoPoint Indemnitee for (i) injury to persons, or (ii) loss or damage to any property (other than any Product), or (iii) any other liability, in each instance resulting from any act or omission of Sprint Spectrum and/or any of its employees, agents or subcontractors in the performance of this Agreement; provided, however, that Intellectual Property Rights infringement is subject to
--------  -------
the indemnification provisions of Section 8 hereof. If NeoPoint and Sprint Spectrum jointly cause such NeoPoint Liabilities, the Parties will share the liability in proportion to their respective degree of causal responsibility.

     (b) Sprint Spectrum's obligation to indemnify under subsection 10.2(a) with respect to any NeoPoint Liability will not arise unless the NeoPoint Indemnitee
(i) notifies Sprint Spectrum in writing of such potential NeoPoint Liability within a reasonable time after the NeoPoint Indemnitee is aware of such potential NeoPoint Liability; provided that the lack of providing such notice
                              -------- ----
will not affect Sprint Spectrum's obligation hereunder (A) if Sprint Spectrum otherwise has actual knowledge of such NeoPoint Liability and (B) unless such lack of notice is the cause of Sprint Spectrum being unable to adequately and reasonably defend such NeoPoint Liability, (ii) gives Sprint Spectrum the opportunity and authority to assume the defense of and settle such NeoPoint Liability, subject to the provisions set forth below, and (iii) furnishes to Sprint Spectrum all such reasonable information and assistance (including, but not limited to, reasonable manufacturing modifications at Sprint Spectrum's expense) available to NeoPoint (or other NeoPoint Indemnitees) as may be reasonably requested by Sprint Spectrum and necessary for the defense against such NeoPoint Liability. Sprint Spectrum will assume on behalf of any NeoPoint Indemnitee and conduct in good faith the defense of such Liability with counsel (including in-house counsel) reasonably satisfactory to the NeoPoint Indemnitee; provided that the NeoPoint Indemnitee will have the right to be represented
-------- ----
therein by advisory counsel of its own selection and at its own expense. If the NeoPoint Indemnitee reasonably concludes that there may be legal defenses available to it which are different from or additional to, or inconsistent with, those available to Sprint Spectrum, the NeoPoint Indemnitee will have the right to select separate counsel reasonably satisfactory to Sprint Spectrum to participate in the defense of such action on its own behalf at such NeoPoint Indemnitee's expense. In the event Sprint Spectrum fails, after written demand by such NeoPoint Indemnitee, to defend any NeoPoint Liability as to which an indemnity should be provided under subsection 10.2(a), then NeoPoint Indemnitee may, at Sprint Spectrum's expense, contest or settle such matter without Sprint Spectrum's consent. All payments, losses, damages and reasonable costs and expenses incurred in connection with such contest, payment or settlement by such NeoPoint Indemnitee will be to Sprint Spectrum's account. Sprint Spectrum will not settle any such NeoPoint Liability without the consent of NeoPoint Indemnitee, which consent will not be unreasonably withheld. This indemnity is in lieu of all other obligations of Sprint Spectrum, expressed or implied, in law or in equity, to indemnify NeoPoint Indemnitees (except those other indemnity obligations expressly set forth in this Agreement).

SECTION 11. TERMINATION

11.1 Termination.
     -----------

     This Agreement will terminate on the End Date, unless extended by mutual agreement of the Parties hereto, in accordance with subsection 2.2, or unless sooner terminated as provided herein. Any such termination in accordance with the terms of this Section 11 will in no way terminate, modify, amend or otherwise affect NeoPoint's warranties or indemnities hereunder or Sprint Spectrum's indemnities hereunder (or, in either case, the enforceability thereof).

11.2 Termination For Cause.
     ---------------------

     In addition to any other termination right provided to Sprint Spectrum pursuant to the terms of this Agreement, Sprint Spectrum has the right to terminate this Agreement in its entirety without any penalty upon the occurrence of any NeoPoint event of default (each an "NeoPoint Event of Default") as set
                                           -------------------------
forth below. The occurrence of any of the following will constitute a NeoPoint Event of Default:

     (a) NeoPoint (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (ii) admits the material allegations of any petition in bankruptcy filed against it, (iii) is adjudged bankrupt, or
(iv) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty (60) days after his appointment; or

     (b) NeoPoint commences any proceeding for relief from its creditors in any court under any insolvency statutes; or

     (c) NeoPoint violates any Applicable Law and the effect of such violation materially impairs NeoPoint's ability to perform its obligations under this Agreement; or

     (d) NeoPoint breaches any other provision of this Agreement and the effect of such breach materially impairs NeoPoint's ability to perform its obligations under this Agreement.

11.3 Remedies.
     --------

     If any of NeoPoint Events of Default exists and is continuing, Sprint Spectrum may, without prejudice to any other rights or remedies set forth in this Agreement or at law or in equity (except as such legal or equitable remedies may be limited by this Agreement), terminate this Agreement upon written notice to NeoPoint; provided that Sprint Spectrum will have first
                            -------- ----
provided to NeoPoint the following periods of notice and opportunity to cure:

          (i) in the case of an Event of Default specified in subsections 11.2(a) and 11.2(b), no notice or opportunity to cure will be required from Sprint Spectrum; and

          (ii) in the case of any other Event of Default by NeoPoint, Sprint Spectrum will have provided thirty (30) days' prior written notice, and NeoPoint will have failed to diligently pursue such cure and failed to remedy the breach entirely by the end of said thirty (30) day notice period.

11.4 Discontinuance of Supply.
     ------------------------

     Upon such notification of termination, NeoPoint must, unless otherwise notified by Sprint Spectrum, immediately discontinue all supply of Products.

11.5 Payments.
     --------

     When Sprint Spectrum terminates this Agreement pursuant to subsection 11.2, notwithstanding anything herein to the contrary, Sprint Spectrum may withhold payments in amounts that it reasonably believes are in dispute, if any, at such time, to NeoPoint for the purposes of offset of amounts owed to Sprint Spectrum pursuant to the terms of this Agreement, until such time as the exact amount of damages due to Sprint Spectrum from NeoPoint is fully determined.

11.6 Costs.
     -----

     In the event of a termination due to a NeoPoint Event of Default, Sprint Spectrum will be entitled to receive from NeoPoint reasonable out of pocket increased costs incurred by Sprint Spectrum for products purchased from other vendors to replace NeoPoint's Products to be purchased hereunder; provided that
                                                                  -------- ----
such increased costs shall not exceed *** of the costs of the Products being so replaced. The amount to be paid by NeoPoint pursuant to this subsection 11.6 will survive termination of this Agreement and will be subject to the limitations of liability in this Agreement.

11.7 Continuing Obligations.
     ----------------------

     Termination of this Agreement for any reason (i) will not relieve either Party of its obligations with respect to the confidentiality of the Proprietary Information as set forth in subsection 9.2, (ii) will not relieve either Party of any obligation which applies to it and which expressly or by implication survives termination, (iii) except as otherwise provided in any provision of this Agreement expressly limiting the liability of either Party, will not relieve either Party of any obligations or liabilities for loss or damage to the other Party arising out of or caused by acts or omissions of such Party prior to the effectiveness of such termination and (iv) will cause any undisputed payments due to any Party to become payable immediately.

11.8 NeoPoint's Right to Terminate.
     -----------------------------

     NeoPoint has the right to terminate this Agreement in its entirety without any penalty or payment obligations, upon the occurrence of any of the following (each a "Sprint Spectrum Event of Default"):
         --------------------------------

     (a) Sprint Spectrum (i) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (ii) admits the material allegations of any petition in bankruptcy filed against it, (iii) is adjudged bankrupt, or
(iv) makes a general assignment for the benefit of its creditors, or if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty (60) days after his appointment; or

     (b) Sprint Spectrum commences any proceeding for relief from its creditors in any court under any state insolvency statutes; or

     (c) Sprint Spectrum fails to make payments of amounts due to NeoPoint pursuant to the terms of this Agreement, provided that such failure has
                                         -------- ----
continued for at least forty-five (45) days

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

after NeoPoint has provided Sprint Spectrum with written notice of its intent to so terminate on account of such overdue amount; or

     (d) Sprint Spectrum violates any Applicable Laws, and the effect of such violation materially impairs Sprint Spectrum's ability to perform its obligations under this Agreement; or

     (e) Sprint Spectrum breaches any other provision of this Agreement and the effect of such breach materially impairs Sprint Spectrum's ability to perform its obligations under this Agreement.

11.9 NeoPoint Remedies.
     -----------------

     If any Sprint Spectrum Event of Default exists and is continuing, NeoPoint may, without prejudice to any rights or remedies of NeoPoint in this Agreement or at law or in equity (except as such legal or equitable remedies may be limited by this Agreement), terminate this Agreement (i) immediately upon the occurrence of any Sprint Spectrum Event of Default specified in subsection 11.8(a), 11.8(b) or, after failure to cure as specified therein, subsection 11.8(c), and (ii) after thirty (30) days' prior written notice upon the occurrence of any other Sprint Spectrum Event of Default. All undisputed amounts owed by Sprint Spectrum to NeoPoint prior to any such termination shall be payable immediately upon termination.

SECTION 12. AFFILIATES

12.1 Affiliates.
     ----------

     On a quarterly basis commencing on the Effective Date and during the Term of this Agreement, Sprint Spectrum may, by written notice to NeoPoint, designate any Person which has been licensed or otherwise has access to use PCS in or within the Territory but which is not an Initial Affiliate as an "Additional
                                                                  ----------
Affiliate"; provided, that NeoPoint will have a fifteen (15) Business Day period
---------   --------  ----
to consent or withhold consent to such designation (such consent not to be unreasonably withheld) based upon (i) NeoPoint's reasonable credit criteria,
(ii) the fact that such proposed Additional Affiliate has not in the past materially breached prior material agreements with NeoPoint or its affiliates,
(iii) the fact that the proposed Additional Affiliate is not, at the time of such determination, a direct competitor of NeoPoint or its affiliates in the wireless telecommunications business or (iv) the fact that the proposed Additional Affiliate is not, at the time of such determination, otherwise engaged with NeoPoint or its affiliates in an agreement for the purchase and/or supply of any products from time to time licensed, sold, distributed or otherwise made available by NeoPoint or any of their affiliates; and provided,
                                                                     --------
further, that (x) Sprint Spectrum or any Initial Affiliate has at least a ten
-------
percent (10%) equity ownership in such Person, (y) such Person is controlled by or under the common control with Sprint Spectrum or any Initial Affiliate or (z) there exists between Sprint Spectrum or any Initial Affiliate and such Person an Additional Affiliate Arrangement.

12.2 Affiliate Orders.
     ----------------

     During the Term of this Agreement, Sprint Spectrum will have the right, but not the obligation, to require NeoPoint to fulfill (and NeoPoint will so fulfill) signed Delivery Orders

(which will specifically reference this Agreement) for forecasted amounts of Products received from any Affiliate designated by Sprint Spectrum pursuant to and in accordance with the same prices and the same terms and conditions as set forth herein. Each such Delivery Order shall be governed by, and such Affiliate will be bound by, the terms and conditions of this Agreement as if such Affiliate were Sprint Spectrum, and NeoPoint shall have the right and/or ability to enforce any rights hereunder against any such Affiliate.

12.3 Affiliate Rights.
     ----------------

     Notwithstanding anything contained herein to the contrary, Affiliates will not be deemed third party beneficiaries to this Agreement or otherwise have any rights hereunder. Only Sprint Spectrum may designate a Person as an Affiliate in accordance with the terms of this Section 12 and (except with respect to specific Affiliate Delivery Orders made by an Affiliate pursuant to and in accordance with the terms of this Section 12) only Sprint Spectrum has the right and/or the ability to enforce any rights hereunder against NeoPoint. IN NO EVENT WILL SPRINT SPECTRUM HAVE ANY LIABILITY WHATSOEVER FOR OR IN CONNECTION WITH ANY AFFILIATE DELIVERY ORDER.

SECTION 13. REPRESENTATIONS AND WARRANTIES

13.1 Representations and Warranties of NeoPoint.
     ------------------------------------------

     NeoPoint hereby represents and warrants to Sprint Spectrum as follows:

     (a) NeoPoint is a corporation, validly existing and in good standing under the laws of California and has all requisite power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in all jurisdictions in which the transaction of its business in connection with the performance of its obligations under this Agreement makes such qualification necessary or required.

     (b) NeoPoint has full corporate power and authority to execute and deliver this Agreement and issue the Warrants and to perform its obligations hereunder and thereunder, and the execution, delivery and performance of this Agreement and the Warrants by NeoPoint have been duly authorized by all necessary corporate action on the part of NeoPoint; this Agreement has been duly executed and delivered by NeoPoint and is the valid and binding obligation of NeoPoint enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy, fraudulent conveyance and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles (whether enforcement is sought in proceedings in equity or at law); and (iii) provided the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

     (c) The execution, delivery and performance of this Agreement by NeoPoint and the consummation of the transactions contemplated hereby do not and will not contravene the corporate arrangements governing the conduct of NeoPoint and do not and will not conflict with or result in (i) a breach of or default under any material indenture, mortgage, instrument, judgment, decree, order or ruling to which NeoPoint is a party or by which it or any of its properties is bound or affected, or (ii) a breach of any Applicable Law.

     (d) All material authorizations by, approvals or orders by, consents of, notices to, filings with or other acts by or in respect of any Governmental Entity or any other Person required in connection with the execution, delivery and performance of this Agreement by NeoPoint have been obtained or will be obtained in due course.

     (e) Except as set forth on Schedule 1, there are no threatened or actual claims or threatened or actual suits in connection with patents and other intellectual property matters that would or could materially adversely affect NeoPoint's ability to perform its obligations under this Agreement.

     (f) NeoPoint has all requisite knowledge, know-how, skill, expertise and experience to perform its obligations in accordance with the terms of this Agreement.

     (g) NeoPoint has the financial and management and has contracted to attain the manufacturing capacity and capabilities to fulfill its obligations in a timely manner in accordance with the terms of this Agreement.

SECTION 14. GENERAL PROVISIONS

14.1 Assignment.
     ----------

     Except as otherwise permitted herein, neither this Agreement nor any portion hereof may be assigned by either Party without the express prior written consent of the other Party. Notwithstanding anything stated herein to the contrary, Sprint Spectrum may assign its rights under this Agreement to any entity controlled by or under common control with Sprint Corporation or Sprint Spectrum Holding Company, L.P. Sprint Spectrum may, without the consent of NeoPoint, collaterally assign its rights hereunder (including, but not limited to, all licenses with respect to the Software) to the parties providing financing for any part of the Nationwide Network under a collateral trust for the benefit of one or more other entities providing financing for any part of the Nationwide Network or similar arrangement for the benefit of the entities providing for the financing for any part of the Nationwide Network, as the case may be; provided, however, that no assignment shall, without the express prior
        --------  -------
written consent of the non-assigning Party, relieve such assigning Party in any way of any of its obligations or responsibilities under this Agreement. If requested by Sprint Spectrum, NeoPoint, will within ten (10) Business Days of such request, provide a written consent to any such assignment; provided that
                                                                -------- ----
such consent will permit reassignment if the financing parties exercise their remedies under the documents for such financing subject to reasonable standards as to (i) the creditworthiness of the assignee and (ii) the fact that the assignee is not at such time a direct competitor of NeoPoint or of its subsidiaries. The foregoing rights and obligations are in addition to those set forth in subsection 14.2. Any attempted assignment in violation of the terms of this Agreement will be null and void.

14.2 Successors and Assigns.
     ----------------------

     This Agreement will bind and inure to the benefit of the Parties to this Agreement, their successors and permitted assigns.

14.3 Survival of Obligations.
     -----------------------

     Without limiting any other provision hereof, the Parties' rights and obligations which, by their nature, would continue beyond the termination, cancellation, or expiration of this Agreement, including but not limited to those rights and obligations of the Parties set forth in subsections 4.8, 4.10,
11.6 and 11.9 and Section 8 (other than subsection 8.7), Section 9 and 10, will survive such termination, cancellation or expiration.

14.4 Severability.
     ------------

     If any provision in this Agreement will be held to be invalid or unenforceable, the remaining portions will remain in effect. In the event such invalid or unenforceable provision is considered an essential element of this Agreement, the Parties will promptly negotiate a replacement provision.

14.5 Non-waiver.
     ----------

     No waiver of the terms and conditions of this Agreement, or the failure of either party strictly to enforce any such term or condition on one or more occasions will be construed as a waiver of the same or of any other term or condition of this Agreement on any other occasion.

14.6 Compliance with United States Regulations.
     -----------------------------------------

     Nothing contained in this Agreement will require or permit Sprint Spectrum or NeoPoint to do any act inconsistent with the requirements of (a) the regulations of the United States Department of Commerce, or (b) the foreign assets controls or foreign transactions controls regulations of the United States Treasury Department, or (c) any Applicable Law, regulation or executive order as the same may be in effect in the Territory from time to time.

14.7 Notices.
     -------

     All notices, requests, demands, consents, agreements and other communications required or permitted to be given under this Agreement will be in writing and will be mailed to the party to whom notice is to be given, by facsimile, and confirmed by first class mail, postage prepaid, and properly addressed as follows (in which case such notice will be deemed to have been duly given on the day the notice is first received by the party):

               If to Sprint Spectrum:

                SPRINT SPECTRUM EQUIPMENT COMPANY, L.P.
                4900 Main Street
                Kansas City, Missouri 64112
                Attention:  Vice President, Business
                Development (Subscriber Equipment)
                Facsimile No.:  (816) 559-6104
                Telephone No.:  (816) 559-6100

                with a copy to:

                SPRINT SPECTRUM L.P.
                4900 Main Street
                Kansas City, Missouri 64112
                Attention:  Vice President and General Counse
                Facsimile No.:  (816) 559-2591
                Telephone No.:  (816) 559-2500

                If to NeoPoint:

                NEOPOINT, INC.
                4225 Executive Drive, Suite 700
                San Diego, California 92121
                Attention: William Son, President/CEO
                Facsimile No.:  (619) 458-9588
                Telephone No.:  (619) 678-3021

                with a copy to:

                Gray, Cary, Ware & Freidenrich
                4365 Executive Drive, Suite 1600
                San Diego, California  92121
                Attention: Andrea Migdal, Esq.
                Cameron Jay Rains, Esq.
                Facsimile No.: (619) 677-1477
                Telephone: No.:(619) 677-1497

The above addresses can be changed by providing notice to the other Party in accordance with this subsection 14.7.

14.8 Dispute Resolution and Tolling.
     ------------------------------

     In the event of a dispute or controversy arising hereunder the Parties will use their good faith efforts to resolve such dispute or controversy amicably without resorting to litigation. In the event such good faith dispute resolution efforts do not result in a resolution mutually acceptable to the Parties within sixty (60) days of the date of first written notice from one Party to the other Party of such dispute or controversy, then all Parties or any one Party will have the right, but not the obligation, to commence litigation or seek such other legal redress in law, equity or otherwise, as it deems appropriate in connection with such dispute or controversy. All applicable statutes of limitation will be tolled to the extent permitted by Applicable Law while the dispute resolution specified herein is pending, and nothing herein will be deemed to bar any Party from taking such action as the Party may reasonably deem to be required to effectuate such tolling. Nothing contained herein to the contrary will prevent any Party from seeking immediate equitable relief in the event such relief is warranted hereunder, at law or in equity.

14.9   Other Remedies.
       --------------

       Notwithstanding anything to the contrary herein contained, each Party will be entitled to pursue any equitable rights and remedies that are available at law or in equity.

14.10  GOVERNING LAW AND FORUMS.
       ------------------------

       THIS AGREEMENT IS GOVERNED BY THE LAW OF THE STATE OF DELAWARE PERTAINING TO CONTRACTS AND AGREEMENTS MADE AND/OR PERFORMED IN DELAWARE. THIS AGREEMENT WILL BE DEEMED TO BE MADE, EXECUTED AND PERFORMED IN THE STATE OF DELAWARE. NEOPOINT AND SPRINT SPECTRUM EACH HEREBY IRREVOCABLY (A) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE BROUGHT IN THE FEDERAL OR STATE COURTS OF DENVER, COLORADO WHICH COURT WILL HAVE EXCLUSIVE JURISDICTION OVER ANY CONTROVERSY ARISING OUT OF THIS AGREEMENT, (B) CONSENTS TO THE JURISDICTION OF SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, (C) WAIVES ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN SUCH COURT AND CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND;
(D) WAIVE A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING SHOULD BE DEEMED EFFECTIVE IF MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SPRINT SPECTRUM OR NEOPOINT, AS THE CASE MAY BE, AT THE ADDRESSES INDICATED IN SUBSECTION 14.7 HEREOF AND IN THE MANNER SET FORTH IN SUCH SUBSECTION 14.7. NOTHING IN THIS SUBSECTION 14.10 WILL AFFECT THE RIGHT OF SPRINT SPECTRUM OR NEOPOINT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

14.11  Entire Agreement.
       ----------------

       This Agreement, together with all Appendices, Exhibits and Schedules attached hereto, which are all incorporated herein by this reference, constitutes the entire agreement between the Parties and supersedes all prior oral or written negotiations and agreements between the Parties with respect to the subject matter hereof. No modification, variation or amendment to this Agreement will be effective unless made in writing and signed by duly authorized representatives of each of the Parties. Except as otherwise provided in this Agreement, any additional or inconsistent terms stated by Sprint Spectrum in any Delivery Order issued hereunder will be of no force or effect other than to express types and quantities of Products ordered and shipment destinations.

14.12  Improvements, Inventions and Innovations.
       ----------------------------------------

       All rights in any improvements, inventions, and innovations provided or made by Sprint Spectrum will vest in Sprint Spectrum, and Sprint Spectrum and its Affiliates will have the right to exploit such improvements, inventions, and innovations. All rights in any improvements, inventions and innovations provided or made by NeoPoint will vest in NeoPoint, and NeoPoint and its affiliates will have the right to exploit such improvements, inventions and innovations.

14.13  Conflicts.
       ---------

       In the event of any conflict or inconsistency among the provisions of this Agreement and the documents attached hereto and incorporated herein, such conflict or inconsistency will be resolved by giving precedence to this Agreement and thereafter to the Exhibits, Schedules and the Appendices.

14.14  Independent Contractors.
       -----------------------

       The relationship between NeoPoint and Sprint Spectrum pursuant to this Agreement is that of independent contractors. NeoPoint and Sprint Spectrum are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no other relationship pursuant to this Agreement other than independent contracting parties.

14.15  Force Majeure.
       -------------

       If the performance of this Agreement (including, without limitation, any deliveries hereunder) is interfered with by reason of any unforeseen circumstance beyond the reasonable control of the Party affected, including fire, acts of God or the public enemy, riots and insurrections, fire, embargoes, judicial action and acts of civil or military authorities, then the Party affected will be excused from such performance (except for any payment obligations hereunder) on a day-for-day basis to the extent of such interference (and the other Party will likewise be excused from performance on a day-for-day basis to the extent such Party's obligations relate to the performance so interfered with); provided that the Party so affected will use its reasonable
                  -------- ----
efforts under the circumstances to remove such causes of nonperformance. In the event of a force majeure claimed by either party which lasts in excess of one hundred twenty (120) days from the commencement of any such claim by either Party hereunder, the Party not so claiming force majeure hereunder will have the right, but not the obligation, to terminate this Agreement. The Party claiming the force majeure hereunder will not be liable to the other Party terminating hereunder for any damages or other amounts caused solely and directly by any such termination pursuant to this subsection 14.15.

14.16  Change of Control of NeoPoint.
       -----------------------------

       Sprint Spectrum shall have the right to terminate this Agreement in the event NeoPoint shall consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its assets to any Person, or in the event NeoPoint permits any Person or group (as such term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to own or
                                                  ------------
acquire fifty percent (50%) of NeoPoint's voting equity interests where such Person or group did not own as of the Effective Date in excess of ten percent (10%) of such equity interests (any such Person will be referred to as the "NeoPoint's
                                                              ----------
Succeeding Entity"), unless:
-----------------

          (i) NeoPoint's Succeeding Entity will agree to assume the obligations of NeoPoint under this Agreement; and

          (ii) Sprint Spectrum will have approved the transaction, based solely on (x) the creditworthiness of NeoPoint's Succeeding Entity, (y) whether NeoPoint's Succeeding Entity is a direct competitor of Sprint Spectrum or its Affiliates and (z) whether in Sprint Spectrum's reasonable judgment, NeoPoint's Succeeding Entity will be able to fulfill the obligations of NeoPoint under this Agreement; or

          (iii) the sale of debt or equity securities to an entity which is not a direct competitor of Sprint Spectrum is solely for the purpose of raising investment capital to finance the existing or proposed business of NeoPoint.

Any termination pursuant to this subsection 14.16 will be Sprint Spectrum's sole and exclusive remedy in the event of a change in control.

14.17  Offset.
       ------

      With respect to matters, controversies or claims arising out of or relating to Intellectual Property Rights, indemnification(s), warranties, repair and/or return and/or Product Defects, either Party, upon providing the other Party with reasonable notice and a reasonable opportunity to cure, may deduct or retain out of any monies, which may be due or become due to the other Party hereunder, any amounts such other Party owes to such first Party hereunder.

14.18  Sprint Spectrum Liabilities.
       ---------------------------

       The Parties understand and agree that none of the partners, shareholders or equity owners of Sprint Spectrum, nor any of their subsidiaries or affiliates, has guaranteed or otherwise is now in any way liable with respect to any obligations or liabilities of Sprint Spectrum or any of its subsidiaries pursuant to or in connection with this Agreement. The Parties further understand and agree that neither Sprint Spectrum nor any of its subsidiaries will guarantee or otherwise be in any way liable for any obligations or liabilities of any of any such partner, shareholder, equity owner or any Affiliate of Sprint Spectrum pursuant to this Agreement unless, and only to the extent, Sprint Spectrum expressly agrees in writing to guarantee or otherwise be liable for any such liability.

14.19  Counterparts.
       ------------

       This Agreement may be executed by one or more of the Parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together will be deemed to constitute one and the same instrument.

                                *      *       *

          SPRINT SPECTRUM AND NEOPOINT HAVE READ THIS AGREEMENT INCLUDING ALL APPENDICES, EXHIBITS AND SCHEDULES HERETO AND AGREE TO BE BOUND BY ALL THE TERMS AND CONDITIONS HEREOF AND THEREOF.

          IN WITNESS WHEREOF, the Parties hereto have caused their authorized representatives to execute this Agreement effective as of the date first set forth above.

                         SPRINT SPECTRUM EQUIPMENT
                         COMPANY, L.P.



                         By:__________________________________
                            Name:
                            Title:


                         NEOPOINT, INC.



                         By:__________________________________
                            Name:
                            Title:

                                   SCHEDULE 1
                                   ----------

               NeoPoint Outstanding Intellectual Property Issues
               -------------------------------------------------



          None.

                                   SCHEDULE 2
                                   ----------


                           NeoPoint Repair Facilities
                           --------------------------

          LG Electronics Alabama, Inc. (DBA LG Electronics Service USA) 201 James Record Road
          Huntsville, Alabama 35824-0126

                                   Schedule 3
                                   ----------

                             Initial Affiliates
                             ------------------

***  Two pages of text omitted pursuant to a confidential treatment request.







































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  SCHEDULE 4
                                   ----------

                       Sprint Spectrum Defined Features
                       --------------------------------


                        None as of the Effective Date.

                                  APPENDIX 1A
                                  -----------

                                    Pricing
                                    -------



***  One page of text omitted pursuant to a confidential treatment request




















































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  APPENDIX 1B
                                  -----------

                                  Accessories
                                  -----------


                 (not otherwise included with Subscriber Units)
                 ----------------------------------------------


-------------------------------------------------------------------------------------------------------------
      Model Name             Model Number                    Description                            Price
-------------------------------------------------------------------------------------------------------------
  Docking Station               NPDS1000         Desktop phone and battery holder for              ***
                                                dual charging and data synchronization
-------------------------------------------------------------------------------------------------------------
  Travel Charger                NPTC1000           Connects phone to wall outlet for               ***
                                                        simple plug-in charging
-------------------------------------------------------------------------------------------------------------
  Desktop Holder                NPDC1000          Allows desktop charging using travel             ***
                                                      charger and SoftSync cable,
                                                              respectively
-------------------------------------------------------------------------------------------------------------
   Vehicle Power                NPVA1000          Connects phone to cigarette lighter              ***
     Adapter                                       for charging and operation in car
-------------------------------------------------------------------------------------------------------------
  Hands Free Kit                NPHFF1001         Connects phone to cigarette lighter              ***
                                                 for charging and hands-free operation
                                                          in car (full-duplex)
-------------------------------------------------------------------------------------------------------------
  SoftSync Cable                NPSC1000             Connects phone to PC for data                 ***
                                                            synchronization
-------------------------------------------------------------------------------------------------------------
   Leather Case                 NPLC1000             Wearable case to protect phone                ***
-------------------------------------------------------------------------------------------------------------
   Slim Battery                 NPSBC1000         Slim, prismatic Lithium Ion battery              ***
                                                              (Champagne)
-------------------------------------------------------------------------------------------------------------
 Extended Battery               NPEBC1000           Larger, cylindrical Lithium Ion                ***
                                                          battery (Champagne)
-------------------------------------------------------------------------------------------------------------
   SoftSync CD                  NPCD1000               Contains SoftSync program,                  ***
                                                   carrier-specific phone user manual
                                                           and release notes
-------------------------------------------------------------------------------------------------------------
   Documentation                NPDP1001          Holds contents securely in inside of             ***
      Package                                       kit box; includes carrier-specific
                                                     documentation about the phone,
                                                         services and support
-------------------------------------------------------------------------------------------------------------

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   APPENDIX 2
                                   ----------


                           Customer Limited Warranty
                           -------------------------

***  Two pages of text omitted pursuant to a confidential treatment request
















































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   APPENDIX 3
                                   ----------

                       NeoPoint Non-Warranty Repair Fees
                       ---------------------------------
***  One page of text omitted pursuant to a confidential treatment request















































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  APPENDIX 4A
                                  -----------

                        Sprint Spectrum/Sprint PCS Marks
                        --------------------------------



                      [TO BE PROVIDED BY SPRINT SPECTRUM]

                                  APPENDIX 4B
                                  -----------

                           Patent Markings and Logos
                           -------------------------

                            "Digital by QUALCOMM"(R)

                                  APPENDIX 5
                                  ----------

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT (AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF) MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. NO TRANSFER OF THIS WARRANT OR SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

                                ______________
                                NEOPOINT, INC.

                          STOCK SUBSCRIPTION WARRANT

                                    June 4, 1999

          THIS CERTIFIES that SPRINT SPECTRUM L.P., a Delaware limited partnership (the "Investor"), or its registered assigns, is entitled to
                  --------
subscribe for and purchase from NEOPOINT, INC., a California corporation (the "Corporation"), 379,693 shares (the "Warrant Shares") of common stock of the
 -----------                         --------------
Corporation (the "Common Stock"), at the price (the "Warrant Price") of $2.50
                  ------------                       -------------
per share, at any time or from time to time during the period commencing on the date hereof and ending on the fifth anniversary of the date hereof (the "Exercise Period"), on the terms and subject to the conditions hereof. The
 ---------------
Investor and any registered assigns thereof are referred to as the "Holder." The number of Warrant Shares and the Warrant Price are subject to adjustment, as provided in herein.

          This Warrant is issued pursuant to the CDMA PCS Subscriber Unit Supply Agreement dated as of June 4, 1999 between Sprint Spectrum Equipment Company, L.P., a Delaware limited partnership, and the Corporation.

     Section 1.  Exercise of Warrant.
                 -------------------

          (a) The rights represented by this Warrant may be exercised (a "Warrant Exercise") by the Holder, in whole or in part at any time during the
 ----------------
Exercise Period, but not as to any fractional share of Common Stock, by the surrender of this Warrant, accompanied by a properly completed and executed Notice of Exercise in the form attached hereto and payment of the Warrant Price at the offices of the Corporation set forth in Section 8. At the option of the Holder, the Warrant Price shall be payable:

               (i) in cash or by certified or official bank check payable to the order of the Corporation; or

               (ii) by delivery of this Warrant to the Corporation for cancellation in accordance with the further provisions of this Section 1(a)(ii). In exchange for the portion of this Warrant that is being exercised at such time, the Holder shall receive the number of shares of Common Stock determined by multiplying (A) the number of shares of Common Stock for which this Warrant is being exercised at such time by (B) a fraction, (1) the numerator of which shall be the difference between (x) current market price per share of Common Stock (as determined in good faith by the Corporation's

     Board of Directors after giving affect to any applicable illiquidity and/or minority interest discounts) at such time and (y) the Warrant Price per share of Common Stock, and (2) the denominator of which shall be the current market price per share of Common Stock at such time (as determined in good faith by the Corporation's Board of Directors after giving affect to any applicable illiquidity and/or minority interest discounts). The Corporation shall issue a new warrant for the portion, if any, of this Warrant not being exercised as provided in Section 1(c).

          (b) The closing of any Warrant Exercise shall take place at the offices of the Corporation on the date specified in the Notice of Exercise (the "Exercise Date"), which shall be within five days after the delivery of such
 -------------
Notice of Exercise. At such closing, (i) the Corporation shall issue and deliver to the Holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exercise, registered in the name of the Holder or such designee, and if such Warrant Exercise shall not have been for all Warrant Shares, a new Warrant, registered in the name of the Holder, of like tenor to this Warrant for the number of remaining Warrant Shares, and (ii) the Holder shall deliver to the Corporation the aggregate Warrant Price.

          (c) If this Warrant shall have been exercised only in part, the Corporation shall, at the time of delivery of the certificate or certificates or other evidence of ownership of the Common Stock, execute and deliver to the Holder, without charge, a new warrant evidencing the rights of the Holder to purchase the unpurchased Common Stock called for by this Warrant, which new warrant shall in all other respects be identical to this Warrant.

     Section 2.  Record Date.
                 -----------

          The person in whose name any certificate for shares of Common Stock is issued upon any Warrant Exercise or Warrant Exchange shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable tax was made, irrespective of the date of such certificate; provided, however,
                                                            --------  -------
that if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     Section 3.  Reservation of Common Stock; Covenants as to Common Stock.
                 ---------------------------------------------------------

          The Corporation has duly reserved, and shall at all times duly reserve, a sufficient number of shares of authorized Common Stock for issuance upon exercise or exchange of this Warrant. Upon issuance, sale and delivery of any Warrant Shares, such Warrant Shares shall be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof, and shall not be subject to preemptive or any similar rights of any person or entity. Without limiting the generality of the foregoing, the Corporation shall take all such action as may be necessary to ensure that the stated or par value per share of Common Stock is at all times equal to or less than the Warrant Price then in effect. The Corporation covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares of Common Stock upon the exercise of this Warrant require registration with or approval of any governmental authority under any

Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

     Section 4.  Adjustment of Warrant Price.
                 ---------------------------

          (a) If, at any time during the Exercise Period, the number of outstanding shares of Common Stock is (i) increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, or (ii) decreased by a combination of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive the benefits of such stock dividend, subdivision, split-up, or combination, as the case may be, the Warrant Price shall be adjusted to a new amount equal to the product of (A) the Warrant Price in effect on such record date and (B) the quotient obtained by dividing (x) the number of shares of Common Stock outstanding on such record date (without giving effect to the event referred to in the foregoing clause (i) or (ii)) by (y) the number of shares of Common Stock which would be outstanding immediately after the event referred to in the foregoing clause (i) or (ii), if such event had occurred immediately following such record date.

          (b) If, at any time during the Exercise Period, the Corporation shall issue or be deemed to have issued (as provided below) shares of Common Stock or any warrant or other securities exercisable for shares of Common Stock without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to such issuance or deemed issuance, then such Warrant Price shall be lowered, effective as of the date of such issuance, to a price equal to the quotient obtained by dividing (i) an amount equal to the sum of (A) the product of (x) the number of shares of Common Stock outstanding immediately prior to such issuance or deemed issuance and (y) the then existing Warrant Price, and (B) the total consideration received or deemed received by the Corporation upon such issuance or deemed issuance, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or deemed issuance. For the purposes of any adjustment of the Warrant Price pursuant to this paragraph, the following provisions shall be applicable:

               (i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor without deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with such issuance.

               (ii) In the case of the issuance of Common Stock for no consideration, the consideration shall be deemed to be $.01 per share.

               (iii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors of the Corporation, irrespective of any accounting treatment.

          (iv) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

               (A) The shares of Common Stock deliverable upon exercise of such options to purchase, or rights to subscribe for, Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clauses (i) through (iii) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

               (B) The shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase, or rights to subscribe for, such convertible or exchangeable securities and subsequent conversions or exchanges thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends) plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in clauses (i) through (iii) above).

               (C) Upon any change in the exercise price or number of shares of Common Stock deliverable upon exercise of any such options or rights of conversion of, or exchange for, such convertible or exchangeable securities (including any such change resulting from the termination of any such options, rights, or securities), other than a change resulting from the antidilution provisions thereof, the Warrant Price shall be readjusted to such Warrant Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change been made upon the basis of such change.

               (D) No further adjustments of the Warrant Price shall be made upon the actual issuance of such Common Stock or of such convertible or exchangeable securities, upon exercise of such options or rights, or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible or exchangeable securities.

          (v) No adjustment shall be made to the Warrant Price for any issuance of Common Stock to employees, officers, directors or consultants pursuant to the Corporation's Board approved stock option plans.

     (c) All calculations under this Section 4 shall be made to the nearest one hundredths (1/100) of a cent.

     (d) Whenever the Warrant Price shall be adjusted as provided above, the Corporation shall deliver to the Holder a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment.

     Section 5.    Adjustment of Warrant Shares.
                   ----------------------------

          (a) Upon each adjustment of the Warrant Price as provided in Section 4, the Holder shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by (B) the new Warrant Price resulting from such adjustment. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Holder may deduct from the aggregate Warrant Price an amount equal to the product of (i) the fair market value of one share of Common Stock as determined in good faith by the Holder and (ii) such fractional interest.

          (b) Following any recapitalization, reorganization, reclassification, consolidation, merger or the conveyance of all or substantially all of the assets of the Corporation pursuant to which the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (each, an "Organic Change") during the Exercise Period, this Warrant shall represent the
 --------------
right to subscribe for and purchase the kind and number of shares of capital stock or other securities or property which the Holder would have owned or have been entitled to receive with respect to each Warrant Share had this Warrant been exercised immediately prior to such Organic Change. The foregoing provision shall similarly apply to successive Organic Changes.

Section 6.  Transfer, Division and Combination.
            ----------------------------------

     (a) Subject to the restrictions on transfer set forth herein, this Warrant and all rights hereunder are assignable and transferable, in whole or in part, without the consent of the Corporation. Any transfer shall be effected by the Holder in person or by duly authorized attorney by surrendering this Warrant, properly endorsed, at the offices of the Corporation. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed, the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; provided, however, that until such transfer is on such
                          --------  -------
books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes. Notwithstanding anything contained herein to the contrary for the first two (2) years from and after the date hereof (and only for such two (2) year period) the Investor and any subsequent Holder may not assign, transfer or sell this Warrant or the Warrant Shares issuable hereunder to any party other than a person or entity controlled by or under common control with the ultimate corporate parent of the Investor.

          (b) This Warrant may be exchanged for, or combined with, other warrants upon presentation of this Warrant and any other warrants with which this Warrant is to be combined to the Corporation, together with a written notice specifying the denominations in which a new Warrant or Warrants are to be issued, signed by the Holder. The Corporation shall execute and deliver a new warrant or warrants to the Holder in exchange for the warrant or warrants to be divided or combined in accordance with such notice.

     Section 7. Right of First Refusal.
                ----------------------

          (a)   Notice of Transfer.  In the event that the Holder proposes to
                ------------------
sell, assign, pledge, encumber, transfer or otherwise dispose of ("Transfer") the Warrant or any shares issued upon exercise of the Warrant (collectively, the "Shares") during the third or fourth years from and after the date hereof to any party other than a person or entity controlled by or under common control with the ultimate corporate parent of the Holder, the Holder shall give the Corporation written notice of its intention ("Transfer Notice"), describing the offered Shares ("Offered Shares"), the identity of the prospective transferee, the consideration and the material terms and conditions upon which the proposed Transfer is to be made.

          (b)   Right of First Refusal.  With respect to any proposed Transfer,
                ----------------------
the Corporation shall have an option to purchase all or none of the Offered Shares (the "Right of First Refusal"). To exercise the Right of First Refusal, the Corporation must notify the Holder in writing of its decision to exercise such option before the expiration of the ten (10) business day period following the delivery of the Transfer Notice to the Corporation. If the Corporation elects to purchase the Offered Shares, it shall pay consideration for the Offered Shares no less favorable in price and material terms and conditions than are described in the Transfer Notice.

          (c)   Closing Procedures.  If the Corporation exercises the Right to
                ------------------
First Refusal, the Corporation and the Holder shall consummate the sale of the Offered Shares on the terms set forth in the Transfer Notice by the date ten
(10) business days after the delivery of the Transfer Notice to the Corporation. If the Corporation fails to exercise in full the Right of First Refusal on a timely basis, then the Holder may, conclude the Transfer on the terms and conditions described in the Transfer Notice.

          (d)   Termination of Right.  The Right of First Refusal shall
                --------------------
terminate at such time as public market exists for the Corporation's Common Stock (or any other stock issued by the Corporation, or any successor, in exchange for the Stock). For the purpose of this Agreement, a "public market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices therefore are published daily on business days in a recognized financial journal.

          (e)   Legends.  All certificates representing any Shares subject to
                -------
the provisions of this Warrant shall have endorsed thereon the following legends:

                    (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN A STOCK SUBSCRIPTION WARRANT ISSUED BY THE CORPORATION TO

     THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                    (ii) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR IS OTHERWISE EXEMPT FROM REGISTRATION."

                    (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

     Section 8.  Office of the Corporation.
                 -------------------------

          So long as this Warrant remains outstanding, the Corporation shall maintain an office in the continental United States where the Warrant may be presented for exercise, transfer, division or combination as provided in this Warrant. Such office shall be at 4225 Executive Drive, Suite 600, La Jolla, California 92037, unless and until the Corporation shall designate and maintain some other office for such purposes and give notice thereof to the Holder.

     Section 9.  Lost, Stolen, Mutilated or Destroyed Warrant.
                 --------------------------------------------

          If this Warrant is lost, stolen, mutilated or destroyed, the Corporation shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

     Section 10. Transfer Taxes; Expenses.
                 ------------------------
          The Corporation shall pay all transfer taxes, stamp duties, and similar taxes or fees payable in connection with any exercise or exchange of this Warrant.

     Section 11. Limitation of Liability.
                 -----------------------

          Except as otherwise provided herein, this Warrant does not entitle the Holder to any voting rights or other rights of a shareholder of the Corporation. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of the Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price or as a shareholder of the Corporation, whether such liability is asserted by the Corporation, by any creditor of the Corporation or any other person.

     Section 12. Capitalization Representation.
                 -----------------------------

          The authorized capital stock of the Corporation is 35,000,000 shares of Common Stock, of which 2,158,000 shares are issued and outstanding and 18,000,000 shares of Preferred Stock issuable in series, of which (i) 6,700,000 shares are designated Series A Preferred Stock, 6,366,667 shares of which are issued and outstanding; and (ii) 6,000,000 shares are designated Series B Preferred Stock, 4,100,000 shares of which are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The Corporation has reserved 6,700,000 shares of Common Stock for issuance upon the conversion of Series A Preferred Stock, 6,000,000 shares of Common Stock for issuance upon the conversion of Series B Preferred Stock, 759,386 shares of Common Stock for issuance pursuant to the exercise of outstanding Common Stock purchase warrants, and 5,140,614 shares of Common Stock for issuance to employees, directors, and consultants pursuant to its 1998 Stock Option Plan. Upon their issuance in accordance with this Warrant, the Warrant Shares issuable hereunder shall be duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock.

     Section 13. Governing Law.
                 -------------

          This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles governing conflicts of laws.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the undersigned has executed this Warrant on the date first above written.

                                       NEOPOINT, INC.


                                       By:_______________________________
                                          Name: William Son
                                          Title: President

                               NOTICE OF EXERCISE

                         (To be executed by the Holder
                       in order to exercise the Warrant.)

               The undersigned hereby irrevocably elects to exercise the right to purchase shares of Common Stock of NEOPOINT, INC., covered by this Warrant according to the conditions thereof. The undersigned desires to consummate such purchase on
_______________.

Dated:                                       _________________________________
                                                       Name of Holder


                                             By:______________________________

                                   EXHIBIT A
                                   ---------

                               Products/Features
                               -----------------

*** Twenty-seven pages of text omitted pursuant to a confidential treatment request






































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B1
                                   ----------

                           Design Verification Tests
                           -------------------------

*** Thirty-four pages of text omitted pursuant to a confidential treatment request














































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B2
                                   ----------

           Interoperability Testing (Lucent Infrastructure Equipment)
           ----------------------------------------------------------


*** Twenty-six pages of text omitted pursuant to a confidential treatment request















































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B3
                                   ----------

           Interoperability Testing (Nortel Infrastructure Equipment)
           ----------------------------------------------------------

*** Nineteen pages of text omitted pursuant to a confidential treatment request













































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B4
                                   ----------

          Interoperability Testing (Motorola Infrastructure Equipment)
          ------------------------------------------------------------

*** Forty-seven pages of text omitted pursuant to a confidential treatment request












































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B5
                                   ----------

                            Qualification Test Plan
                            -----------------------

                                   EXHIBIT B6
                                   ----------

                            Manufacturing Test Plan
                            -----------------------

                                   EXHIBIT B7
                                   ----------

                              Accessory Test Plan
                              -------------------

                                   EXHIBIT B8
                                   ----------

                                Field Test Plan
                                ---------------